                                                                    EXHIBIT 99.1

                      FIRST USA BANK, NATIONAL ASSOCIATION

                            Transferor and Servicer

                                      and

                        THE BANK OF NEW YORK (DELAWARE)

                      on behalf of the Certificateholders

                              ----------------------

                            SERIES 1999-A SUPPLEMENT

                           Dated as of June 28, 1999

                                       to

                        POOLING AND SERVICING AGREEMENT

                   Dated as of September 1, 1992, as amended


                              ----------------------


                                  $750,000,000

                       FIRST USA CREDIT CARD MASTER TRUST

                                 Series 1999-A

                               TABLE OF CONTENTS

                                                                            Page

CREATION OF THE SERIES 1999-A CERTIFICATES...................................  1

SECTION 1. DESIGNATION.......................................................  1

SECTION 2. DEFINITIONS.......................................................  2

SECTION 3. REASSIGNMENT AND TRANSFER TERMS................................... 20

SECTION 4. DELIVERY AND PAYMENT FOR THE SERIES 1999-A CERTIFICATES........... 20

SECTION 5. DEPOSITARY; FORM OF DELIVERY OF THE SERIES
           1999-A CERTIFICATES............................................... 20

SECTION 6. ARTICLE IV OF AGREEMENT........................................... 20

  ARTICLE IV  RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
              AND APPLICATION OF COLLECTIONS................................. 22

     SECTION 4.04.  Rights of Certificateholders and the
                    Collateral Interest Holder............................... 22

     SECTION 4.05.  Collections and Allocation............................... 22

     SECTION 4.06.  Determination of Monthly Interest for the
                    Series 1999-A Certificates............................... 25

     SECTION 4.07.  Determination of Monthly Principal....................... 26

     SECTION 4.08.  Coverage of Required Amount for the
                    Investor Certificates.................................... 27

     SECTION 4.09.  Priority of Payments..................................... 28

     SECTION 4.10.  Payment of Class A Certificate and Class B
                    Certificate Interest..................................... 33

     SECTION 4.11.  Servicer Advances........................................ 33

     SECTION 4.12.  Investor Charge-Offs..................................... 34

     SECTION 4.13.  Excess Finance Charge Collections for the
                    Series 1999-A Certificates............................... 35

     SECTION 4.14.  Reallocated Principal Collections for the
                    Series 1999-A Certificates............................... 37

     SECTION 4.15.  Certificate Principal Balance Increases.................. 38

     SECTION 4.16.  Extension of the Revolving Period........................ 39

     SECTION 4.17.  Refinanced Optional Amortization......................... 39

SECTION 7. ARTICLE V OF THE AGREEMENT........................................ 41

  ARTICLE V      DISTRIBUTIONS AND REPORTS TO INVESTOR
                 CERTIFICATEHOLDERS.......................................... 41

     SECTION 5.01.  Distributions............................................ 41

                               TABLE OF CONTENTS
                                  (continued)

     SECTION 5.02.  Monthly Certificateholders' Statement.................... 42

     SECTION 5.03.  Annual Certificateholders' Tax Statement................. 43

SECTION 8.  SERIES 1999-A PAY OUT EVENTS..................................... 43

SECTION 9.  SERIES 1999-A TERMINATION........................................ 45

SECTION 10. PERIODIC FINANCE CHARGES AND OTHER FEES.......................... 45

SECTION 11. AMENDMENT AND RATIFICATION OF AGREEMENT.......................... 45

SECTION 12. COUNTERPARTS..................................................... 45

SECTION 13. GOVERNING LAW.................................................... 45

SECTION 14. ADDITIONAL REPRESENTATIONS AND WARRANTIES
            OF THE SERVICER.................................................. 45

SECTION 15. PRIVATE PLACEMENT OF SERIES 1999-A CERTIFICATES;
            FORM OF DELIVERY OF SERIES 1999-A CERTIFICATES................... 46

SCHEDULES AND EXHIBITS

EXHIBIT A-1  FORM OF CLASS A-1 CERTIFICATE...............................  A-1-1

EXHIBIT A-2  FORM OF CLASS A-2 CERTIFICATE...............................  A-2-1

EXHIBIT B-1  FORM OF CLASS B-1 CERTIFICATE...............................  B-1-1

EXHIBIT B-2  FORM OF CLASS B-2 CERTIFICATE...............................  B-2-1

EXHIBIT C    FORM OF NOTICE OF PARTIAL AMORTIZATION........................  C-1

EXHIBIT D    MONTHLY ALLOCATIONS AND PAYMENT INSTRUCTIONS AND
             NOTIFICATION TO THE TRUSTEE...................................  D-1

EXHIBIT E    FORM OF CERTIFICATE PRINCIPAL BALANCE INCREASE REQUEST........  E-1

EXHIBIT F    FORM OF CERTIFICATE PRINCIPAL BALANCE INCREASE CONFIRMATION...  F-1

EXHIBIT G    MONTHLY CERTIFICATEHOLDER'S STATEMENT.........................  G-1

          SERIES 1999-A SUPPLEMENT, dated as of June 28, 1999  (this "Series
                                                                      ------
Supplement") by and between FIRST USA BANK, NATIONAL ASSOCIATION, a national
----------
banking association ("First USA"), as Transferor and Servicer, and THE BANK OF NEW YORK (DELAWARE), as Trustee under the Pooling and Servicing Agreement, dated as of September 1, 1992, between FIRST USA BANK, NATIONAL ASSOCIATION, as Transferor and Servicer, and the Trustee, as amended (the "Agreement").
                                                           ---------

          Section 6.09 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates. The Transferor has tendered the Exchange Notice required by subsection 6.09(b) of the Agreement and hereby enters into this Series Supplement with the Trustee as required by subsection 6.09(c) of the Agreement to provide for the issuance, authentication and delivery of the Class A Certificates and the Class B Certificates (each as defined below).

          Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof. The Investor Certificates of Series 1999-A shall not be subordinated to any other Series.



                   Creation of the Series 1999-A Certificates


     SECTION 1.  Designation.  (a) There is hereby created a Series of Investor
                 -----------
Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1999-A Certificates." The Series 1999-A
                              --------------------------
Certificates shall be issued in two Classes which shall be designated generally as (i) the Class A Variable Funding Asset Backed Certificates, Series 1999-A (the "Class A Certificates") and (ii) the Class B Variable Funding Asset Backed
      --------------------
Certificates, Series 1999-A (the "Class B Certificates").  In addition, there is
                                  --------------------
hereby created a third Class which constitutes an uncertificated interest in the Trust, which shall be deemed to be an "Investor Certificate" for all purposes
                                       --------------------
under the Agreement and this Series Supplement, except as expressly provided herein, and which shall be known as the Collateral Interest, Series 1999-A, with such rights as are assigned to the Collateral Interest in this Series Supplement.

     (b) The Collateral Interest Holder, as holder of an "Investor Certificate"
                                                          --------------------
under the Agreement, shall be entitled to the benefits of the Agreement and this Series Supplement upon payment by the Collateral Interest Holder of amounts owing on the Closing Date pursuant to the Loan Agreement. Notwithstanding the foregoing, except as expressly provided herein, the provisions of Article VI and
Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates shall not be applicable to the Collateral Interest, and the requirement of subsection 6.09(b) with respect to the delivery of an Opinion of Counsel that the Investor Certificates be treated as debt for Federal income tax purposes will not be applicable to the Collateral Interest.

     SECTION 2.  Definitions.  In the event that any term or provision contained
                 -----------
herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1999-A Certificates and to no other Series of Certificates issued by the Trust.

          "Agreement" shall mean the Pooling and Servicing Agreement dated as of
           ---------
September 1, 1992 between First USA, as Transferor and Servicer and the Trustee, as amended and as the same may be further amended or otherwise modified from time to time.

          "Amortization Period" shall mean, with respect to the Series 1999-A
           -------------------
Certificates, the period commencing on the earlier of (a) the close of business on the June 2002 Distribution Date or, if the Revolving Period is extended pursuant to Section 4.16, such later date as shall be set forth in the Extension Notice delivered by the Transferor to the Trustee and the Certificate Agents, or
(b) the Pay Out Commencement Date and continuing to and including the earlier of
(i) the payment in full to the Class A Certificateholders of the Class A Invested Amount, to the Class B Certificateholders of the Class B Invested Amount and to the Collateral Interest Holder of the Collateral Invested Amount and (ii) the Scheduled Series 1999-A Termination Date.

          "Available Investor Principal Collections" shall mean, with respect to
           ----------------------------------------
any Monthly Period, an amount equal to (a) the sum of (i) an amount equal, during the Revolving Period, to the Floating Allocation Percentage or, during the Amortization Period or any Partial Amortization Period, to the Fixed/Floating Allocation Percentage of Collections of Principal Receivables with respect to such Monthly Period, (ii) the amount, if any, of Collections of Finance Charge Receivables and Excess Finance Charge Collections to be distributed pursuant to subsection 4.09(a)(iii) with respect to the following Distribution Date and (iii) the amount, if any, of Excess Finance Charge Collections to be distributed pursuant to subsections 4.13(b), (d), (e), (h) and
(i) on the following Transfer Date, minus (b) the amount of Reallocated
                                    -----
Principal Collections with respect to such Monthly Period which are required to fund a deficiency, if any, pursuant to Section 4.14 for the following Distribution Date.

          "Average Class A Invested Amount" shall mean, for any Monthly Period,
           -------------------------------
the quotient of (a) the summation of the Class A Invested Amount determined as of each day in that Monthly Period, divided by (b) the number of days in that Monthly Period.

          "Average Class B Invested Amount" shall mean, for any Monthly Period,
           -------------------------------
the quotient of (a) the summation of the Class B Invested Amount determined as of each day in that Monthly Period, divided by (b) the number of days in that Monthly Period.

          "Average Collateral Invested Amount" shall mean, for any Monthly
           ----------------------------------
Period, the quotient of (a) the summation of the Collateral Invested Amount determined as of each day in that Monthly Period, divided by (b) the number of days in that Monthly Period.

          "Average Invested Amount" shall mean the sum of the Average Class A
           -----------------------
Invested Amount, Average Class B Invested Amount and Average Collateral Invested Amount.

          "Average Principal Balance" shall mean, for a Monthly Period in which
           -------------------------
Additional Accounts are designated for inclusion in or Removed Accounts are designated for removal from the Trust, the weighted average of the Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period and the Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, weighted, respectively, by a fraction, the numerator of which is the number of days from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and the denominator of which is the number of days in such Monthly Period, and by a fraction, the numerator of which is the number of days from and including the related Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period, and the denominator of which is the number of days in such Monthly Period.

          "Base Rate" shall mean, with respect to any Monthly Period, the
           ---------
annualized percentage equivalent of the sum of (a) a fraction, the numerator of which is equal to the sum of (i) the Class A Monthly Interest, (ii) Class B Monthly Interest, (iii) Class A Increase Cost Amounts up to the Class A Increase Cost Amount Cap, (iv) Class B Increase Cost Amounts up to the Class B Increase Cost Amount Cap and (v) the Collateral Monthly Interest for such Monthly Period, and the denominator of which is the Average Invested Amount for such Monthly Period and (b) 2.00%.

          "Business Day" shall mean, for the purpose of determining LIBOR, any
           ------------
day other than a Saturday, Sunday or day on which banking institutions in London, England, trading in Dollar deposits in the London interbank market, or banking institutions in New York, New York, or in Newark, Delaware, are authorized or obligated by law or executive order to be closed and for all other purposes shall have the meaning provided in the Agreement.

          "Calculation Date" shall mean July 13, 1999 and the second Business
           ----------------
Day  prior to the 15th day of each calendar month thereafter.

          "Certificate Agent" shall mean the CPA Agent or the Collateral
           -----------------
Interest Agent, as applicable, and "Certificate Agents" shall mean the CPA Agent
                                    ------------------
and the Collateral Interest Agent.

          "Certificate Principal Balance Increase" shall have the meaning
           --------------------------------------
specified in subsection 4.15(a) of the Agreement.

          "Certificate Purchase Agreement" shall mean the agreement with respect
           ------------------------------
to the purchase of the Class A Certificates and Class B Certificates, among the Transferor, the Servicer, the CPA Agent and the purchasers named therein, dated as of June 28, 1999, as amended, modified and supplemented from time to time.

          "Class A Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the Class A Floating Allocation Percentage of the Collections of Finance Charge Receivables in respect of such Monthly Period.

          "Class A Certificate Principal Balance Increase" shall have the
           ----------------------------------------------
meaning set forth in subsection 4.15(a).

          "Class A Certificate Rate" shall have the meaning specified in the
           ------------------------
Certificate Purchase Agreement.

          "Class A Certificateholder" shall mean the Person in whose name a
           -------------------------
Class A Certificate is registered in the Certificate Register.

          "Class A Certificateholders' Interest" shall mean the portion of the
           ------------------------------------
Series 1999-A Certificateholders' Interest evidenced by the Class A
Certificates.

          "Class A Certificates" shall have the meaning specified in Section 1
           --------------------
of this Series Supplement.

          "Class A Fixed/Floating Allocation Percentage" shall mean for any
           --------------------------------------------
Monthly Period during the Amortization Period or any Partial Amortization Period, the percentage equivalent of a fraction, the numerator of which is equal to (i) the Class A Invested Amount at the end of the last day of the Revolving Period minus (ii) any Class A Principal Refinancing Amount paid to the Class A
       -----
Certificateholders after such date, and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust at the end of the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate fixed/floating allocation percentages with respect to all Series then outstanding on the applicable Distribution Date; provided, however, that
                                                      --------  -------
with respect to any Monthly Period in which a Reset Date occurs and the Servicer is not required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) shall be the Average Principal Balance; provided further, however, that with respect to any Monthly
                   -------- -------  -------
Period in which a Reset Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) hereof shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the later of the last day of the prior Monthly Period or the preceding Reset Date, for the period from and including the first day of such Monthly Period or the preceding Reset Date to but excluding the related Reset Date, and (2) the aggregate amount of Principal Receivables in the Trust as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Monthly Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date).

          "Class A Floating Allocation Percentage" shall mean, for any  Monthly
           --------------------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

          (a) the numerator of which is the Class A Invested Amount as of the close of business on the last day of the preceding Monthly Period (or in the case of the first Monthly Period, the Closing Date); and

          (b) the denominator of which is equal to the total amount of Principal Receivables as of the close of business on the last day of the preceding Monthly Period (or in the case of the first Monthly Period, the Closing Date);

provided that with respect to any Monthly Period in which a Reset Date occurs:
--------

          (w) if the Servicer is not required to make daily deposits of Collections into the Collection Account, the numerator determined pursuant to clause (a) above shall be the Average Class A Invested Amount for such Monthly Period;

          (x) if the Servicer is required to make daily deposits of Collections into the Collection Account, the numerator determined pursuant to clause
     (a) above shall be (1) the Class A Invested Amount as of the close of business on the later of the last day of the prior Monthly Period or the preceding Reset Date, for the period from and including the first day of the current Monthly Period or the preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the Class A Invested Amount as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Monthly Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset
     Date);

          (y) if the Servicer is not required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (b) above shall be the Average Principal Balance; and

          (z) if the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause
     (b) above shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the later of the last day of the prior Monthly Period or the preceding Reset Date, for the period from and including the first day of such Monthly Period or the preceding Reset Date, to but excluding the related Reset Date and (2) the aggregate amount of Principal Receivables in the Trust as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Monthly Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date).

          "Class A Increase Cost Amount" shall mean any amount payable by the
           ----------------------------
Trust with respect to the Class A Certificate pursuant to Sections 2.05(f), 2.06, 2.07 and 2.08 of the Certificate Purchase Agreement.

          "Class A Increase Cost Amount Cap" shall mean, with respect to any
           --------------------------------
Transfer Date, an amount equal to (a) 0.50% of the Class A Invested Amount on such Transfer Date divided by (b) 12.
                   ----------

          "Class A Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class A Certificates, which is $378,000,000.

          "Class A Invested Amount" shall mean, when used with respect to any
           -----------------------
date of determination, an amount equal to (a) the Class A Initial Invested Amount, plus (b) the aggregate amount of Class A Certificate Principal Balance
        ----
Increases made on or prior to such date, minus (c) the aggregate amount of
                                         -----
principal payments made pursuant to subsections 4.09(f), 4.09(g) and 4.09(h) and subsection 4.17(b) to Class A Certificateholders on or prior to such date and minus (d) the excess, if any, of the aggregate amount of Class A Investor
-----
Charge-Offs over Class

A Investor Charge-Offs reimbursed pursuant to subsection 4.12(a) of the Agreement prior to such day; provided that the Class A Invested
                             --------
Amount may not be reduced below zero.

          "Class A Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
subsection 4.12(a) of the Agreement.

          "Class A Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date and each Receivable in an Account which became a Defaulted Account during the related Monthly Period, an amount equal to the product of the Default Amount for the related Monthly Period and the applicable Class A Investor Percentage for the related Monthly Period.

          "Class A Investor Percentage" shall mean for any Monthly Period, (a)
           ---------------------------
with respect to Receivables in Defaulted Accounts, Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A Floating Allocation Percentage, and (b) with respect to Principal Receivables during the Amortization Period or any Partial Amortization Period, the Class A Fixed/Floating Allocation Percentage.

          "Class A Monthly Interest" shall mean the monthly interest
           ------------------------
distributable in respect of the Class A Certificates as calculated in accordance with the Certificate Purchase Agreement.

          "Class A Monthly Principal" shall mean the monthly principal
           -------------------------
distributable in respect of the Class A Certificates as calculated in accordance with Section 4.07(a)(i) of the Agreement.

          "Class A Monthly Servicing Fee" shall mean, with respect to any
           -----------------------------
Distribution Date, one-twelfth of the product of the Series Servicing Fee Percentage and the Average Class A Invested Amount for the preceding Monthly Period; provided, however, that with respect to the initial Monthly Period the
        --------  -------
Class A Monthly Servicing Fee shall be $46,603.

          "Class A Outstanding Principal Balance" shall mean, with respect to
           -------------------------------------
any date of determination, an amount equal to (a) the Class A Initial Invested Amount, plus (b) the aggregate amount of Class A Certificate Principal Balance
        ----
Increases made on or prior to such date, minus (c) the aggregate amount of
                                         -----
principal payments made to the Class A Certificateholders on or prior to such day.

          "Class A Percentage" shall mean, with respect to any Monthly Period,
           ------------------
the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the immediately preceding Monthly Period (or in the case of the first Monthly Period, as of the Closing Date) and the denominator of which is the Invested Amount as of such date.

          "Class A Principal Refinancing Amount" shall mean with respect to any
           ------------------------------------
date of determination, the product of (a) the amount set forth in subsection 4.17(a)(i) and (b) a fraction, the numerator of which is the Class A Invested Amount as of such date and the denominator of which is the Invested Amount as of such date.

          "Class A Required Amount" shall have the meaning specified in
           -----------------------
subsection 4.08(a) of the Agreement.

          "Class B Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the Class B Floating Allocation Percentage of the Collections of Finance Charge Receivables in respect of such Monthly Period.

          "Class B Certificate Principal Balance Increase" shall have the
           ----------------------------------------------
meaning specified in subsection 4.15(a) of the Agreement.

          "Class B Certificate Rate" shall have the meaning specified in the
           ------------------------
Certificate Purchase Agreement.

          "Class B Certificateholder" shall mean the Person in whose name a
           -------------------------
Class B Certificate is registered in the Certificate Register.

          "Class B Certificateholders' Interest" shall mean the portion of the
           ------------------------------------
Series 1999-A Certificateholders' Interest evidenced by the Class B
Certificates.

          "Class B Certificates" shall have the meaning specified in Section 1
           --------------------
of this Series Supplement.

          "Class B Fixed/Floating Allocation Percentage" shall mean for any
           --------------------------------------------
Monthly Period during the Amortization Period or any Partial Amortization Period, the percentage equivalent of a fraction, the numerator of which is equal to (i) the Class B Invested Amount at the end of the last day of the Revolving Period minus (ii) any Class B Principal Refinancing Amount paid to the Class B
       -----
Certificateholders after such date, and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust at the end of the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate fixed/floating allocation percentages with respect to all Series then outstanding on the applicable Distribution Date; provided, however, that
                                                      --------  -------
with respect to any Monthly Period in which a Reset Date occurs and the Servicer is not required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) shall be the Average Principal Balance; provided further, however, that with respect to any Monthly
                   -------- -------  -------
Period in which a Reset Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) hereof shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the later of last day of the prior Monthly Period or the preceding Reset Date for the period from and including the first day of such Monthly Period or the preceding Reset Date, to but excluding the related Reset Date, and (2) the aggregate amount of Principal Receivables in the Trust as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Monthly Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date).

          "Class B Floating Allocation Percentage" shall mean, for any Monthly
           --------------------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

          (a) the numerator of which is the Class B Invested Amount as of the close of business on the last day of the preceding Monthly Period (or in the case of the first Monthly Period, the Closing Date); and

          (b) the denominator of which is equal to the total amount of Principal Receivables as of the close of business on the last day of the preceding Monthly Period (or in the case of the first Monthly Period, the Closing Date);

provided that with respect to any Monthly Period in which a Reset Date occurs:
--------

          (w) if the Servicer is not required to make daily deposits of Collections into the Collection Account, the numerator determined pursuant to clause (a) above shall be the Average Class B Invested Amount for such Monthly Period;

          (x) if the Servicer is required to make daily deposits of Collections into the Collection Account, the numerator determined pursuant to clause
     (a) above shall be (1) the Class B Invested Amount as of the close of business on the later of the last day of the prior Monthly Period or the preceding Reset Date, for the period from and including the first day of the current Monthly Period or the preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the Class B Invested Amount as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Monthly Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset
     Date);

          (y) if the Servicer is not required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (b) above shall be the Average Principal Balance; and

          (z) if the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause
     (b) above shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the later of the last day of the prior Monthly Period or the preceding Reset Date, for the period from and including the first day of such Monthly Period or the preceding Reset Date, to but excluding the related Reset Date and (2) the aggregate amount of Principal Receivables in the Trust as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Monthly Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date).

          "Class B Increase Cost Amount" shall mean any amount payable by the
           ----------------------------
Trust with respect to the Class B Certificate pursuant to Sections 2.05(f), 2.06, 2.07 and 2.08 of the Certificate Purchase Agreement.

          "Class B Increase Cost Amount Cap" shall mean, with respect to any
           --------------------------------
Transfer Date, an amount equal to (a) 0.50% of the Class B Invested Amount on such Transfer Date divided by (b) 12.
                   ----------

          "Class B Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class B Certificates, which is $29,250,000.

          "Class B Invested Amount" shall mean, with respect to any date of
           -----------------------
determination, an amount equal to (a) the Class B Initial Invested Amount, plus
                                                                           ----
(b) the aggregate amount of Class B Certificate Principal Balance Increases made on or prior to such date, minus (c) the aggregate amount of principal payments
                          -----
made pursuant to subsections 4.09(f), 4.09(g) and 4.09(h) and Section 4.17 to Class B Certificateholders on or prior to such date, minus (d) the aggregate
                                                     -----
amount of Class B Investor Charge-Offs for all prior Transfer Dates pursuant to subsection 4.12(b), minus (e) the amount of the Reallocated Class B Principal
                    -----
Collections allocated pursuant to subsection 4.14(b) on all prior Transfer Dates for which the Collateral Interest has not been reduced, minus (f) an amount
                                                        -----
equal to the amount by which the Class B Invested Amount has been reduced on all prior Transfer Dates pursuant to subsection 4.12(a), plus (g) the aggregate
                                                     ----
amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 4.13(e) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e) and (f); provided that the Class B Invested Amount may not be reduced below zero.

          "Class B Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
subsection 4.12(b) of the Agreement.

          "Class B Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date and each Receivable in an Account which became a Defaulted Account during the related Monthly Period, an amount equal to the product of the Default Amount for the related Monthly Period and the applicable Class B Investor Percentage for the related Monthly Period.

          "Class B Investor Percentage" shall mean for any Monthly Period, (a)
           ---------------------------
with respect to Receivables in Defaulted Accounts, Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class B Floating Allocation Percentage, and (b) with respect to Principal Receivables during the Amortization Period or any Partial Amortization Period, the Class B Fixed/Floating Allocation Percentage.

          "Class B Monthly Interest" shall mean the monthly interest
           ------------------------
distributable in respect of the Class B Certificates as calculated in accordance with the Certificate Purchase Agreement.

          "Class B Monthly Principal" shall mean the monthly principal
           -------------------------
distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.07(a)(ii) of the Agreement.

          "Class B Monthly Servicing Fee" shall mean, with respect to any
           -----------------------------
Distribution Date, one-twelfth of the product of the Series Servicing Fee Percentage and the Average Class B Invested Amount for the preceding Monthly Period; provided, however, that with respect to the initial Monthly Period the
        --------  -------
Class B Monthly Servicing Fee shall be $3,606.

          "Class B Outstanding Principal Balance" shall mean, with respect to
           -------------------------------------
any date of determination, an amount equal to (a) the Class B Initial Invested Amount, plus (b) the aggregate amount of Class B Certificate Principal Balance
        ----
Increases made on or prior to such date, minus
                                         -----

(c) the aggregate amount of principal payments made to the Class B Certificateholders on or prior to such day.

          "Class B Percentage" shall mean, with respect to any Monthly Period,
           ------------------
the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the immediately preceding Monthly Period (or in the case of the first Monthly Period, as of the Closing Date) and the denominator of which is the Invested Amount as of such date.

          "Class B Principal Refinancing Amount" shall mean with respect to any
           ------------------------------------
date of determination, the product of (a) the amount set forth in subsections 4.17(a)(i) and (b) a fraction, the numerator of which is the Class B Invested Amount as of such date and the denominator of which is the Invested Amount as of such date.

          "Class B Required Amount" shall have the meaning specified in Section
           -----------------------
4.08(b) of the Agreement.

          "Closing Date" shall mean June 28, 1999.
           ------------

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

          "Collateral Available Funds" shall mean, with respect to any Monthly
           --------------------------
Period, an amount equal to the Collateral Floating Allocation Percentage of the Collections of Finance Charge Receivables in respect of such Monthly Period.

          "Collateral Base Rate" shall mean, with respect to any Monthly Period,
           --------------------
the sum of (a) the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, Class B Monthly Interest and the Collateral Monthly Interest for such Monthly Period and the denominator of which is the Average Invested Amount for such Monthly Period plus
                                                                            ----
(b) the Series Servicing Fee Percentage per annum.

          "Collateral Fixed/Floating Allocation Percentage" shall mean, for any
           -----------------------------------------------
Monthly Period during the Amortization Period or any Partial Amortization Period, the percentage equivalent of a fraction, the numerator of which is equal to (i) the Collateral Invested Amount at the end of the last day of the Revolving Period minus (ii) any Collateral Principal Refinancing Amount paid to
                 -----
the Collateral Interest Holder after such date and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust at the end of the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate fixed/floating allocation percentages with respect to all Series then outstanding on the applicable Distribution Date; provided,
                                                                    --------
however, that with respect to any Monthly Period in which a Reset Date occurs
-------
and the Servicer is not required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) shall be the Average Principal Balance; provided further, however, that with respect to
                               -------- -------  -------
any Monthly Period in which a Reset Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) hereof shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the later of the last day of the prior Monthly Period or the preceding Reset Date, for the period from and including the first day of such Monthly Period or the preceding Reset Date, to but excluding the related

Reset Date, and (2) the aggregate amount of Principal Receivables in the Trust as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Monthly Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date).

          "Collateral Floating Allocation Percentage" shall mean, for any
           -----------------------------------------
Monthly Period, the percentage equivalent (which percentage shall never exceed 100%), of a fraction:

          (a) the numerator of which is the Collateral Invested Amount as of the close of business on the last day of the preceding Monthly Period (or in the case of the first Monthly Period, the Closing Date); and

          (b) the denominator of which is equal to the total amount of Principal Receivables as of the close of business on the last day of the preceding Monthly Period (or in the case of the first Monthly Period, the Closing Date);

provided that with respect to any Monthly Period in which a Reset Date occurs:
--------

          (w) if the Servicer is not required to make daily deposits of Collections into the Collection Account, the numerator determined pursuant to clause (a) above shall be the Average Collateral Invested Amount for such Monthly Period;

          (x) if the Servicer is required to make daily deposits of Collections into the Collection Account, the numerator determined pursuant to clause
     (a) above shall be (1) the Collateral Invested Amount as of the close of business on the later of the last day of the prior Monthly Period or the preceding Reset Date, for the period from and including the first day of the current Monthly Period or the preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the Collateral Invested Amount as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Monthly Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset
     Date);

          (y) if the Servicer is not required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (b) above shall be the Average Principal Balance; and

          (z) if the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator (determined pursuant to clause
     (b) above) shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the later of the last day of the prior Monthly Period or the preceding Reset Date, for the period from and including the first day of such Monthly Period or the preceding Reset Date, to but excluding the related Reset Date and (2) the aggregate amount of Principal Receivables in the Trust as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Monthly Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date).

          "Collateral Increase Cost Amount" shall mean any amount payable by the
           -------------------------------
Trust with respect to the Collateral Interest pursuant to Sections 2.3(e), 2.7 and 2.8 of the Loan Agreement.

          "Collateral Initial Invested Amount" shall mean $42,750,000.
           ----------------------------------

          "Collateral Interest" shall mean, on any date of determination, a
           -------------------
fractional Undivided Interest in the Trust that shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Interest Holder under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement and funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Series Supplement.

          "Collateral Interest Agent" shall mean Citicorp North America, Inc.
           -------------------------

          "Collateral Interest Holder" shall mean the Person(s) so designated in
           --------------------------
the Loan Agreement.

          "Collateral Interest Holder Interest" shall mean the portion of the
           -----------------------------------
Series 1999-A Certificateholders' Interest allocable to the Collateral Interest Holder.

          "Collateral Invested Amount" shall mean, when used with respect to any
           --------------------------
date of determination, an amount equal to (a) the Collateral Initial Invested Amount plus (b) the aggregate amount of Collateral Principal Balance Increases
       ----
made on or prior to such date, minus (c) the aggregate amount of principal
                               -----
payments made pursuant to subsections 4.09(e)(iii) and 4.09(f)(i) and Section
4.17 to the Collateral Interest Holder on or prior to such day, minus (d) the
                                                                -----
aggregate amount of Collateral Investor Charge-Offs for all prior Distribution Dates pursuant to subsection 4.12(c) of the Agreement, minus (e) the amount of
                                                       -----
the Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.14 of the Agreement, minus (f) an amount equal to the
                                           -----
amount by which the Collateral Invested Amount has been reduced on all prior Distribution Dates pursuant to subsections 4.12(a) and (b) of the Agreement and plus (g) the amount of Excess Finance Charge Collections allocated and available
----
on all prior Transfer Dates pursuant to subsection 4.13(i) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses
(d), (e) and (f); provided, however, that the Collateral Invested Amount may not
                  --------  -------
be reduced below zero.

          "Collateral Investor Charge-Offs" shall have the meaning specified in
           -------------------------------
subsection 4.12(c) of the Agreement.

          "Collateral Investor Default Amount" shall mean, with respect to each
           ----------------------------------
Distribution Date and each Receivable in an Account which became a Defaulted Account during the related Monthly Period, an amount equal to the product of the Default Amount for the related Monthly Period and the Collateral Investor Percentage applicable for the related Monthly Period.

          "Collateral Investor Percentage" shall mean for any Monthly Period,
           ------------------------------
(a) with respect to Receivables in Defaulted Accounts, Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Collateral Floating Allocation

Percentage, and (b) with respect to Principal Receivables during the Amortization Period or any Partial Amortization Period, the Collateral Fixed/Floating Allocation Percentage.

          "Collateral Monthly Interest" shall mean all amounts in respect of
           ---------------------------
interest payable with respect to any Monthly Period in accordance with Section
2.3 of the Loan Agreement.

          "Collateral Monthly Principal" shall mean the monthly principal
           ----------------------------
distributable in respect of the Collateral Invested Amount as calculated in accordance with subsection 4.07(a)(iii) of the Agreement.

          "Collateral Monthly Servicing Fee" shall mean, with respect to any
           --------------------------------
Distribution Date, one-twelfth of the product of the Series Servicing Fee Percentage and the Average Collateral Invested Amount for the preceding Monthly Period; provided, however, that with respect to the initial Monthly Period the
        --------  -------
Collateral Monthly Servicing Fee shall be $5,271.

          "Collateral Outstanding Principal Balance" shall mean, with respect to
           ----------------------------------------
any date of determination, an amount equal to (a) the Collateral Initial Invested Amount, plus (b) the aggregate amount of Collateral Principal Balance
                 ----
Increases made on or prior to such date, minus (c) the aggregate amount of
                                         -----
principal payments made to the Collateral Interest Holders on or prior to such day.

          "Collateral Principal Balance Increase" shall have the meaning set
           -------------------------------------
forth in subsection 4.15(a) of the Agreement.

          "Collateral Principal Refinancing Amount" shall mean with respect to
           ---------------------------------------
any date of determination, the product of (a) the amount set forth in subsection 4.17(a)(i) and (b) a fraction, the numerator of which is the Collateral Invested Amount and the denominator of which is the Invested Amount.

          "Collateral Rate" shall have the meaning specified in the Loan
           ---------------
Agreement.

          "Conduit Purchaser" shall have the meaning set forth in the
           -----------------
Certificate Purchase Agreement.

          "CPA Agent" shall mean Citicorp North America, Inc., as agent for the
           ---------
purchasers under the Certificate Purchase Agreement.

          "Daily Deposit Date" shall mean the Determination Date on which the
           ------------------
Excess Spread Percentage for the Monthly Period preceding such date is less than 2.50% per annum.

          "Determination Date" shall mean the first Business Day on or before
           ------------------
the eighth calendar day prior to each Distribution Date.

          "Distribution Date" shall mean July 19, 1999 and the 19th day of each
           -----------------
calendar month thereafter, or if such 19th day is not a Business Day, the next succeeding Business Day.

          "Enhancement" shall mean with respect to the Class A Certificates, the
           -----------
subordination of the Class B Certificates and the Collateral Interest, and with respect to the Class B Certificates, the subordination of the Collateral Interest.

          "Enhancement Provider" shall mean the Collateral Interest Holder.
           --------------------

          "Excess Finance Charge Collections" shall mean, with respect to any
           ---------------------------------
Transfer Date, the sum of the amounts, if any, specified pursuant to subsections 4.09(a)(v), 4.09(b)(iv) and 4.09(c)(ii) of the Agreement with respect to such Transfer Date.

          "Excess Principal Collections" shall mean the amounts allocated to the
           ----------------------------
investor certificates of other Series which the applicable supplements for such Series specify are to be treated as "Excess Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Investor Certificates.

          "Excess Spread Percentage" shall mean, with respect to any Monthly
           ------------------------
Period, the amount, if any, by which (a) the Net Portfolio Yield exceeds (b) the Collateral Base Rate.

          "Extension Notice" shall have the meaning set forth in Section 4.16.
           ----------------

          "Finance Charge Deficit" shall have the meaning set forth in
           ----------------------
subsection 4.05(b)(ii) of the Agreement.

          "Fixed/Floating Allocation Percentage" shall mean for any date of
           ------------------------------------
determination the sum of the applicable (a) Class A Fixed/Floating Allocation Percentage, (b) Class B Fixed/Floating Allocation Percentage, and (c) Collateral Fixed/Floating Allocation Percentage.

          "Floating Allocation Percentage" shall mean for any date of
           ------------------------------
determination the sum of the applicable Class A Floating Allocation Percentage, the applicable Class B Floating Allocation Percentage and the applicable Collateral Floating Allocation Percentage.

          "Increase Conditions" shall mean, with respect to any requested
           -------------------
Certificate Principal Balance Increase to be made on any Increase Date hereunder, all of the following:

          (a) the request with respect to such Certificate Principal Balance Increase shall have been delivered to the Trustee and each Certificate Agent by the Increase Date, and shall otherwise conform to the requirements, specified in subsection 4.15(a) of the Agreement;

          (b) the Trustee and the Certificate Agents shall have received confirmation from the Servicer that the Collateral Invested Amount equals or exceeds the Required Collateral Invested Amount determined after giving effect to such Certificate Principal Balance Increase;

          (c) after giving effect to such Certificate Principal Balance Increase, the Investor Outstanding Principal Balance shall not exceed the Maximum Certificate Invested Amount;

          (d) such Certificate Principal Balance Increase shall be in a minimum amount equal to the lesser of (i) the excess of (A) the Maximum Certificate Invested Amount over (B) the Investor Outstanding Principal Balance and (ii) an amount selected by the Transferor equal to $10,000,000 or an integral multiple of $1,000,000 in excess of $10,000,000;

          (e) Transferor's Interest shall be greater than the Minimum Transferor Interest after giving effect to such Certificate Principal Balance Increase;

          (f) no Pay Out Event with respect to Series 1999-A or an event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event with respect to Series 1999-A, has occurred and is continuing;

          (g) as of such Increase Date (i) no Partial Amortization Amount shall remain outstanding, (ii) no Monthly Interest or other amount due and payable to any Series 1999-A Certificateholder prior to such date shall remain outstanding, (iii) no unreimbursed Class A, Class B or Collateral Investor Charge-Offs shall remain outstanding and (iv) no other amounts due and payable under the Certificate Purchase Agreement or the Loan Agreement shall remain outstanding;

          (h) no Servicer Default with respect to the Agreement or an event that, after the giving of notice or the lapse of time, would constitute a Servicer Default with respect to the Agreement, has occurred and is continuing;

          (i) as of such Increase Date, the sum of the Class B Invested Amount and the Collateral Invested Amount when divided by the Invested Amount shall be a fraction, the percentage equivalent of which shall be not less than 16% (after giving effect to the Certificate Principal Balance Increase to be effected on such date); and

          (j) the Transferor shall have delivered to the Trustee and the Certificate Agents an Officer's Certificate dated such Increase Date certifying (x) that the conditions described in paragraphs
              (a) through (i) have been satisfied and (y) that based on the facts known to the officer signing such Officer's Certificate at such time, in the reasonable belief of the Transferor, such Certificate Principal Balance Increase will not cause a Pay Out Event with respect to Series 1999-A to occur or an event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event with respect to Series 1999-A.

          "Increase Date" shall have the meaning specified in subsection 4.15(a)
           -------------
of the Agreement.

          "Initial Invested Amount" shall mean the aggregate initial principal
           -----------------------
amount of the Investor Certificates of Series 1999-A, which is $450,000,000.

          "Interest Payment Date" shall mean the second Business Day immediately
           ---------------------
succeeding each Monthly Period; provided, that with respect to any Monthly
                                --------
Period described in clause (ii) of the definition of Monthly Period, Interest Payment Date shall mean the Distribution Date immediately following the last day of such Monthly Period; provided, further, that with respect to any portion of
                        --------  -------
the Investor Outstanding Principal Balance which is paid on a Partial Amortization Payment Date or Refinancing Date, in each case, which is not a Distribution Date, an Interest Payment Date shall occur on such Partial Amortization Payment Date or Refinancing Date, as applicable, with respect to such portion of the Investor Outstanding Principal Balance being repaid on such date.

          "Invested Amount" shall mean, when used with respect to any date, an
           ---------------
amount equal to the sum of (a) the Class A Invested Amount, (b) the Class B Invested Amount and (c) the Collateral Invested Amount each as of such date.

          "Investor Certificateholder" shall mean the holder of record of an
           --------------------------
Investor Certificate of Series 1999-A.

          "Investor Certificates" shall mean the Class A Certificates and the
           ---------------------
Class B Certificates and the Collateral Interest.

          "Investor Default Amount" shall mean, with respect to each
           -----------------------
Distribution Date and each Receivable in an Account which became a Defaulted Account during the related Monthly Period, an amount equal to the product of the aggregate Default Amount for the related Monthly Period and the applicable Investor Percentage for the related Monthly Period.

          "Investor Monthly Servicing Fee" shall mean the sum of the Class A and
           ------------------------------
Class B Monthly Servicing Fees and the Collateral Monthly Servicing Fee.

          "Investor Outstanding Principal Balance" shall mean the sum of the
           --------------------------------------
Class A and Class B Outstanding Principal Balances, and the Collateral Outstanding Principal Balance.

          "Investor Percentage" shall mean for any Monthly Period, (a) with
           -------------------
respect to Finance Charge Receivables and Receivables in Defaulted Accounts at any time and Principal Receivables during the Revolving Period, the Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization Period or any Partial Amortization Period, the Fixed/Floating Allocation Percentage.

          "Issuance Date" shall mean the Closing Date.
           -------------

          "Loan Agreement" shall mean the agreement among the Transferor,
           --------------
Servicer, Trustee, Citicorp North America, Inc., as Agent, and the CA Investors party thereto, dated as of June 28, 1999, as amended or modified from time to time.

          "Maximum Certificate Invested Amount" shall mean $750,000,000 or such
           -----------------------------------
other amount that the Transferor and the Certificate Agents may agree to in writing from time to time.

          "Minimum Collateral Invested Amount" shall mean, as of any date of
           ----------------------------------
determination, (i) if the Class A and Class B Invested Amount is greater than zero, three percent of the largest Invested Amount on or prior to such date or any lesser amount with the consent of Standard & Poor's and the Certificate Agents or (ii) if the Class A and Class B Invested Amount is zero, zero.

          "Minimum Transferor Interest" shall mean, with respect to any period,
           ---------------------------
4% of the average of the aggregate amount of Principal Receivables for such period.

          "Monthly Interest" shall mean, with respect to any Distribution Date,
           ----------------
the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Collateral Monthly Interest distributable in respect of the Series 1999-A Certificates as calculated in accordance with Section 4.06.

          "Monthly Period" shall have the meaning specified in the Agreement,
           --------------
except that (i) the first Monthly Period with respect to the Series 1999-A Certificates shall begin on and include the Closing Date and shall end on and include June 30, 1999 and (ii) solely for purposes of calculating Class A Monthly Interest, Class B Monthly Interest and Collateral Monthly Interest at any time that such Monthly Interest is determined by reference to the "Alternative Rate" (as defined in the Certificate Purchase Agreement), Monthly Period shall mean each period commencing on a Distribution Date and ending on the day immediately preceding the immediately succeeding Distribution Date.

          "Monthly Principal" shall mean the monthly principal distributable in
           -----------------
respect of the Series 1999-A Certificates as calculated in accordance with
Section 4.07 of the Agreement.

          "Net Portfolio Yield" shall mean for the Series 1999-A Certificates,
           -------------------
with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the amount of Collections of Finance Charge Receivables allocated to the Series 1999-A Certificates for such Monthly Period to be calculated on a cash basis after subtracting an amount equal to the Investor Default Amount for such Monthly Period, and the denominator of which is the Average Invested Amount for such Monthly Period.

          "Notice Date" shall have the meaning specified in Section 4.15.
           -----------

          "Partial Amortization" shall have the meaning specified in subsection
           --------------------
4.07(b) of the Agreement.

          "Partial Amortization Amount" shall have the meaning specified in
           ---------------------------
subsection 4.07(b) of the Agreement.

          "Partial Amortization Payment Date" shall have the meaning specified
           ---------------------------------
in Section 4.09(f).

          "Partial Amortization Period" shall mean the period beginning on the
           ---------------------------
date set forth in any notice of Partial Amortization delivered pursuant to subsection 4.07(b) of the Agreement and ending on the earliest of (i) the date on which the applicable Partial Amortization Amount shall have been paid in full and (ii) the commencement of the Amortization Period.

          "Partial Amortization Principal" is defined in subsection 4.07(b) of
           ------------------------------
the Agreement.

          "Pay Out Commencement Date" shall mean the earliest to occur of (i)
           -------------------------
the date on which a Trust Pay Out Event is deemed to occur pursuant to Section
9.01 of the Agreement and (ii) the date on which a Series 1999-A Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement.

          "Paying Agent" shall mean The Bank of New York.
           ------------

          "Principal Shortfalls" shall mean, with respect to any Distribution
           --------------------
Date during the Amortization Period, the amount, if any, by which the Invested Amount exceeds Available Investor Principal Collections for such Distribution Date.

          "pro rata" shall mean with respect to each Class an allocation based
           --- ----
upon Class A and Class B Outstanding Principal Balances and the Collateral Outstanding Principal Balance.

          "Rating Agency" shall mean each of Fitch IBCA, Inc., Moody's and
           -------------
Standard & Poor's.

          "Rating Agency Condition" shall mean the notification in writing by
           -----------------------
each Rating Agency to the Transferor, the Servicer and the Trustee that any action will not result in any Rating Agency reducing or withdrawing its then existing rating of the investor certificates of any outstanding Series or class with respect to which it is a Rating Agency.

          "Reallocated Class B Principal Collections" shall have the meaning
           -----------------------------------------
specified in subsection 4.14(b) of the Agreement.

          "Reallocated Collateral Principal Collections" shall have the meaning
           --------------------------------------------
specified in subsection 4.14(a) of the Agreement.

          "Reallocated Principal Collections" shall mean the sum of Reallocated
           ---------------------------------
Class B Principal Collections and Reallocated Collateral Principal Collections.

          "Refinancing Amount"  shall have the meaning specified in Section
           ------------------
4.17.

          "Refinancing Date" shall have the meaning specified in Section 4.17.
           ----------------

          "Refinancing Event"  shall have the meaning specified in Section 4.17.
           -----------------

          "Related Commercial Paper" shall mean commercial paper issued by a
           ------------------------
Conduit Purchaser, that is allocated, in whole or in part, by the Certificate Agent to acquire, or refinance the acquisition of, an interest in the Series 1999-A Certificates.

          "Required Collateral Invested Amount" shall mean (a) initially,
           -----------------------------------
$42,750,000 and (b) on any Transfer Date thereafter, 9.5% of the sum of the Invested Amount on such Transfer Date, in each case after taking into account payments to be made on the related Distribution Date; provided that (x) if
                                                      --------
either (i) there is a reduction in the Collateral Invested Amount pursuant to clause (d), (e) or (f) of the definition of such term or (ii) a Pay Out Event with respect to the Investor Certificates has occurred, the Required Collateral Invested Amount for any Transfer Date shall (subject to clauses (y) and (z)) equal the Required Collateral Invested Amount for the Transfer Date immediately preceding such reduction or Pay Out Event, (y) in no event shall the Required Collateral Invested Amount exceed the sum of (i) the Class A Outstanding Principal Balance and (ii) the Class B Outstanding Principal Balance, each as of the last day of the Monthly Period preceding such Transfer Date after taking into account the payments to be made on the related Distribution Date and (z) the Required Collateral Invested Amount may be reduced at the Transferor's option at any time to a lesser amount if the Certificate Agents have given their prior written consent to such reduction; provided,
                                                                 --------
however, that the Required Collateral Invested Amount shall not be less than the
-------
Minimum Collateral Invested Amount.

          "Reset Date" shall mean each of (a) an Addition Date, (b) a Removal
           ----------
Date, (c) a date on which a Certificate Principal Balance Increase occurs, (d) a date on which all or a portion of a Partial Amortization Amount is remitted to the Investor Certificateholders and (e) any date on which a Refinancing Event occurs.

          "Reversion Date" shall mean the first Determination Date following any
           --------------
Daily Deposit Date on which the Excess Spread Percentage for the Monthly Period preceding such Determination Date is equal to or exceeds 2.50% per annum.

          "Revolving Period" shall mean the period from and including the
           ----------------
Closing Date to, but not including, the earlier of (a) the day the Amortization Period commences and (b) the Pay Out Commencement Date; provided that the
                                                        --------
Revolving Period shall be temporarily suspended for the duration of any Partial Amortization Period.

          "Scheduled Series 1999-A Termination Date" shall mean the January 2005
           ----------------------------------------
Distribution Date or such later date as may be established pursuant to Section 4.16.

          "Series 1999-A" shall mean the Series of the First USA Credit Card
           -------------
Master Trust represented by the Investor Certificates.

          "Series 1999-A Certificateholder" shall mean the holder of record of
           -------------------------------
any Series 1999-A Certificate.

          "Series 1999-A Certificateholders' Interest" shall have the meaning
           ------------------------------------------
specified in Section 4.04 of the Agreement.

          "Series 1999-A Certificates" shall have the meaning specified in
           --------------------------
Section 1 of this Series Supplement.

          "Series 1999-A Pay Out Event" shall have the meaning specified in
           ---------------------------
Section 8 of this Series Supplement.

          "Series 1999-A Termination Date" shall mean the earlier to occur of
           ------------------------------
(i) the day after the Distribution Date on which the Investor Certificates are paid in full, or (ii) the Scheduled Series 1999-A Termination Date.

          "Series Servicing Fee Percentage" shall mean 1.50% for so long as
           -------------------------------
First USA is the Servicer or 2.00% if First USA is no longer the Servicer.

          "Servicer Advance" shall have the meaning specified in Section 4.11.
           ----------------

          "Specified Date" shall have the meaning set forth in Section 4.07(b).
           --------------

          "Subordinate Principal Collections" shall have the meaning set forth
           ---------------------------------
in subsection 4.05(b)(ii) of the Agreement.

          "Unpaid Investor Monthly Servicing Fee" shall mean with respect to any
           -------------------------------------
Transfer Date, the amount of the Investor Monthly Servicing Fee with respect to such Transfer Date not distributed to the Servicer pursuant to subsection 4.09(a)(ii), subsection 4.09(b)(ii), subsection 4.09(c)(i), or subsection 4.13(a) of the Agreement and any overdue Investor Monthly Servicing Fee from prior Transfer Dates.

     SECTION 3.  Reassignment and Transfer Terms.  The Series 1999-A
                 -------------------------------
Certificates shall be subject to retransfer to the Transferor at its option, in accordance with the terms specified in subsection 12.02(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Invested Amount is reduced to an amount less than or equal to 5% of the highest Invested Amount outstanding at any time since the Closing Date. The deposit required in connection with any such repurchase shall be equal to the Invested Amount plus
                                                                          ----
accrued and unpaid interest on the Series 1999-A Certificates to the Distribution Date on which the repurchase occurs, plus any other amounts due on
                                                  ----
the Series 1999-A Certificates pursuant to the Certificate Purchase Agreement.

     SECTION 4.  Delivery and Payment for the Series 1999-A Certificates.  The
                 -------------------------------------------------------
Transferor shall execute and deliver the Class A Certificates and the Class B Certificates to the Trustee for authentication in accordance with Section 6.01 of the Agreement. The Trustee shall deliver the Class A Certificates and the Class B Certificates when authenticated in accordance with Section 6.02 of the Agreement.

     SECTION 5.  Depositary; Form of Delivery of the Series 1999-A Certificates.
                 --------------------------------------------------------------
The Class A Certificates and the Class B Certificates shall be delivered as Registered Certificates as provided in this Section 5.

     SECTION 6.  Article IV of Agreement. (A) Sections 4.01, 4.02 and 4.03 of
                 -----------------------
the Agreement shall be read in their entirety as provided in the Agreement except for subsections 4.02(b) and (c) of the Agreement which shall, for purposes of this Series Supplement, read in their entirety as follows:

          "(b)  The Finance Charge, Principal and Defeasance Accounts.  The
                -----------------------------------------------------
     Trustee, for the benefit of the Series 1999-A Certificateholders, shall establish and maintain in the name of the Trust with a Qualified Institution (other than the Transferor), which shall initially be the Paying Agent, three segregated trust accounts (the "Finance Charge
                                                         --------------
     Account," the "Principal Account" and the "Defeasance Account,"
                    -----------------           ------------------
     respectively), bearing a designation clearly indicating that the funds therein are held for the benefit of the Series 1999-A Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Finance Charge Account, the Principal Account and the Defeasance Account and in all proceeds thereof. The Finance Charge Account, the Principal Account and the Defeasance Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-A Certificateholders. Pursuant to authority granted to it hereunder, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Finance Charge Account, the Principal Account and the Defeasance Account for the purpose of carrying out the Servicer's or the Trustee's duties hereunder. The Trustee at all times shall maintain copies of all written reports and instructions that it receives reflecting each transaction in the Principal Account, the Finance Charge Account and the Defeasance Account and that funds held therein shall at all times be held in trust for the benefit of the Series 1999-A Certificateholders.

          (c) The Distribution Account.  The Trustee, for the benefit of the
              ------------------------
     Series 1999-A Certificateholders, shall cause to be established and maintained in the name of the Trust, with an office or branch of a Qualified Institution (other than the Transferor), which shall initially be the Paying Agent, a non-interest bearing segregated account (the "Distribution Account") bearing a designation clearly indicating that the
     ---------------------
     funds deposited therein are held in trust for the benefit of the Series 1999-A Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Distribution Account and in all proceeds thereof. The Distribution Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-A Certificateholders.

          (d) Administration of the Finance Charge Account, Principal Account,
              ----------------------------------------------------------------
     and Defeasance Account.  Funds on deposit in the Principal Account, Finance
     ----------------------
     Charge Account, and Defeasance Account shall at all times be invested in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the Transfer Date following the Record Date occurring in the Monthly Period in which such funds were processed for collection. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities evidencing the Permitted Investments described in clause (a) of the definition thereof from the time of purchase thereof until the time of sale or maturity provided, that no such investment shall
                                        --------
     be disposed of prior to its maturity date. At the end of each month, all interest and earnings (net of losses and investment expenses) on funds on deposit in (i) the Principal Account, Finance Charge Account and Defeasance Account shall be deposited by the Trustee in a separate deposit account with a Qualified Institution in the name of the Servicer, or a Person designated in writing by the Servicer, which shall not constitute a part of the Trust, or shall otherwise be turned over by the Trustee to the Servicer not less frequently than monthly, and (ii) the Defeasance Account shall be deposited by the Trustee to the Finance Charge Account and such amounts shall be treated as Collections of Finance Charge Receivables allocable to Series 1999-B. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, of which the Trustee shall have received written notification thereof, shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Principal Account, Finance Charge Account and Defeasance Account. For purposes of determining the availability of funds or the balances in the Finance Charge Account and Principal Account for any reason under this Agreement, all investment earnings on such funds shall be deemed not to be available or on deposit."

     (B) Article IV of the Agreement (except for Sections 4.01, 4.02 and 4.03 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1999-A Certificates:

                                  ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

     SECTION 4.04.  Rights of Certificateholders and the Collateral Interest
                    --------------------------------------------------------
Holder. The Investor Certificates shall represent Undivided Interests in the
------
Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Fixed/Floating Allocation Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account,
and the Distribution Account (for such Series, the "Series 1999-A
                                                    -------------
Certificateholders' Interest").  The Collateral Interest shall be subordinate to
----------------------------
the Class A Certificates and the Class B Certificates. The Class B Certificates shall be subordinate to the Class A Certificates. The Exchangeable Transferor Certificate shall not represent any interest in the Collection Account, the Finance Charge Account, the Principal Account or the Distribution Account, except as specifically provided in this Article IV.

     SECTION 4.05.  Collections and Allocation.
                    --------------------------
     (a)   Collections.  The Servicer will apply or will instruct the Trustee to
           -----------
apply all funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account or the Distribution Account allocable to the Series 1999-A Certificates as described in this Article IV.

     (b)   Daily Allocations During the Revolving Period.  During the Revolving
           ---------------------------------------------
Period, the Servicer shall, prior to the close of business on each Date of Processing, allocate the following amounts as set forth below:

           (i) Allocate to the Series 1999-A Certificateholders the Floating Allocation Percentage of Collections of Finance Charge Receivables and deposit and retain in the Finance Charge Account (A) prior to the Calculation Date in each Monthly Period an amount equal to the product of
     (x) the Floating Allocation Percentage and (y) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing, and
     (B) on and after each such Calculation Date to and including the last day of such Monthly Period, the lesser of (x) the product of (1) the Floating Allocation Percentage and (2) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing and (y) the excess of
     (1) the sum of the Monthly Interest for the Distribution Date following the then current Monthly Period (plus, if the Transferor is not the Servicer, the Investor Monthly Servicing Fee) over (2) the amounts previously deposited in the Finance Charge Account with respect to the current Monthly Period pursuant to this subsection 4.05(b)(i) of the Agreement. On each Date of Processing on and after each Calculation Date, Collections of Finance Charge Receivables allocated to the Series 1999-A Certificates in excess of the amount required to be deposited and retained in the Finance Charge Account as provided above shall be held by the Servicer and applied in accordance with subsection 4.05(f) of the Agreement. In addition, on the Closing Date, the Transferor shall make a deposit to the Finance Charge Account in an amount equal to $0 to be applied as Collections of Finance Charge Receivables allocated to the Series 1999-A Certificates. Notwithstanding the foregoing, on each Date of Processing from and including each Daily Deposit Date to but excluding the immediately succeeding Reversion Date, the Servicer shall be required to allocate to the Series 1999-A Certificateholders the Floating Allocation Percentage of Collections of Finance Charge Receivables and deposit and retain in the Finance Charge Account an amount equal to the product of (i) the Floating Allocation Percentage and (ii) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

              (ii) Allocate to the Series 1999-A Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such
     Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing and pay such amount to the Transferor subject to the obligation of the Transferor to make an amount equal to the Reallocated Principal Collections for such Monthly Period available on the related Transfer Date in accordance with subsection 4.05(f) of the Agreement; provided, however, that the amount to be paid to
                               --------  -------
     the Transferor pursuant to this subsection 4.05(b)(ii) of the Agreement on any Date of Processing shall be paid only if the Transferor Interest on such Date of Processing is greater than the Minimum Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such Date of Processing and after giving effect to Collections of Principal Receivables on such Date of Processing) and otherwise shall be deposited in the Collection Account and applied in accordance with subsection 4.03(f) of the Agreement; provided, further, however, that on
                                          --------  -------  -------
     and after the Calculation Date if the amounts previously deposited in the Finance Charge Account with respect to the current Monthly Period pursuant to subsection 4.05(b)(i) of the Agreement are less than the Monthly Interest for the Distribution Date following the then current Monthly Period (plus, if the Transferor is not the Servicer, the Investor Monthly Servicing Fee) (the amount of such shortfall, the "Finance Charge
                                                        --------------
     Deficit"), an amount not to exceed the product of (x) the sum of the Class
     -------
     B Floating Allocation Percentage and the Collateral Floating Allocation Percentage and (y) the Collections of Principal Receivables on any such Date of Processing ("Subordinate Principal Collections") with respect to
                          ---------------------------------
     the then current Monthly Period will be deposited into the Principal Account on a daily basis during such Monthly Period in an aggregate amount not to exceed the Finance Charge Deficit; at such time as the Finance Charge Deficit is equal to zero, such amounts may be released from the Principal Account and paid to the holder of the Exchangeable Transferor Certificate, subject to the preceding proviso.

          (c) Daily Allocations During any Partial Amortization Period.  During
              --------------------------------------------------------
any Partial Amortization Period, the Servicer shall, prior to the close of business on each Date of Processing, allocate the following amounts as set forth below:

              (i) Allocate to the Series 1999-A Certificateholders and deposit and retain in the Finance Charge Account an amount equal to the product of
     (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

              (ii) Allocate to the Series 1999-A Certificateholders and deposit and retain in the Principal Account an amount equal to the product of (A) the Fixed/Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing; provided, however, that after the date on which an amount of
                    --------  -------
     such Collections equal to the difference between the Partial Amortization Amount for such Partial Amortization Period and the total amount of Partial Amortization Principal previously paid for such Partial Amortization Period to the Class A Certificateholders and Class B Certificateholders and the Collateral Interest Holder has been deposited into the Collection Account and allocated to the Series 1999-A Certificateholders, the amount determined in accordance with this subparagraph (ii) shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than the Minimum Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Collection Account and applied in accordance with subsection 4.03(f) of the Agreement.

          (d) Daily Allocations During the Amortization Period. During the
              ------------------------------------------------
Amortization Period, the Servicer shall, prior to the close of business on each Date of Processing, allocate the following amounts as set forth below:

              (i) Allocate to the Series 1999-A Certificateholders and deposit and retain in the Finance Charge Account an amount equal to the product of
     (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

              (ii) Allocate to the Series 1999-A Certificateholders and deposit and retain in the Principal Account an amount equal to the product of (A) the Fixed/Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing; provided, however, that after the date on which an amount of
                    --------  -------
     such Collections equal to the Invested Amount has been deposited into the Collection Account and allocated to the Series 1999-A Certificateholders, the amount determined in accordance with this subparagraph (ii) shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than the Minimum Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Collection Account and applied in accordance with subsection 4.03(f) of the Agreement.

          (e)  Daily Deposits.  Notwithstanding the foregoing, the Servicer
               --------------
need not make daily deposits of Collections into the Collection Account at any time when the requirements of the third paragraph of subsection 4.03(a) of the Agreement are satisfied.

          (f) Monthly Allocations During the Revolving Period, Partial
              --------------------------------------------------------
Amortization Period and Amortization Period. To the extent not previously
-------------------------------------------
allocated pursuant to subsection 4.05(b), during the Revolving Period, the Servicer shall, on each Transfer Date, allocate to the Series 1999-A Certificateholders and deposit in the Finance Charge Account an amount equal to
(i) the lesser of (A) the product of (x) the Floating Allocation Percentage with respect to the preceding Monthly Period and (y) the aggregate amount of Collections of Finance Charge Receivables for the related Monthly Period, and
(B) the aggregate of the amounts to be applied from amounts on deposit in the Finance Charge Account on such Transfer Date pursuant to subsections 4.09(a)(i-
a) through (iv), 4.09(b)(i) through (iii), 4.09(c)(i) and 4.13(a) through (l) of the Agreement, minus (ii) the amounts deposited and retained in the Finance
               -----
Charge Account daily during such Monthly Period pursuant to subsection 4.05(b)(i) of the Agreement. Any such amounts, to the extent they would be paid to First USA, as Transferor or Servicer, pursuant to this Agreement, need not be so deposited but shall be deemed to have been so deposited and, as and when specified in the subsections identified above, be deemed to have been paid to First USA, pursuant to such subsections. During the Revolving Period, the Partial Amortization Period and the Amortization Period, the Transferor shall, on each Transfer Date, deposit in the Principal Account an amount equal to the excess of the amount of Reallocated Principal Collections over the amount deposited and retained in the Principal Account pursuant to subsection 4.05(b)(ii), 4.05(c)(ii) or 4.05(d)(ii) of the Agreement with respect to the Revolving Period, the Partial Amortization Period and the Amortization Period, respectively, not to exceed (x) during the Revolving Period, the Floating Allocation Percentage of Collections of Principal Receivables for the related Monthly Period or (y) during the Amortization Period or any Partial Amortization Period, the Fixed/Floating Allocation Percentage of Collections of Principal Receivables for the related Monthly Period less the amount thereof applied to
                                           ----
pay Monthly Principal on the related Distribution Date.

          Notwithstanding anything in this Section 4.05, if on any date the aggregate amount of Principal Receivables is less than the sum of the Invested Amounts for all Series then outstanding, all Collections of Principal Receivables on such date shall be deposited and applied in accordance with subsection 4.03(f) of the Agreement.

          The allocations to be made pursuant to this Section 4.05 of the Agreement also apply to deposits into the Collection Account that are treated as Collections, including Credit Adjustments, payment of the reassignment price pursuant to Section 2.07 of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.02, 10.01,
12.01 or 12.02 of the Agreement and Section 3 of the Series Supplement for Series 1999-A. Such deposits to be treated as Collections will be allocated as Finance Charge Receivables or Principal Receivables as indicated in the Agreement.

          SECTION 4.06.  Determination of Monthly Interest for the Series 1999-A
                         -------------------------------------------------------
Certificates.  (a)   The amount of monthly interest distributable from the
------------
Distribution Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the Class A Monthly Interest.

          (b) The amount of monthly interest distributable from the Distribution Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the Class B Monthly Interest.

          (c)   [Reserved]

          (d)   The amount of monthly interest (for the Collateral Interest, the

"Collateral Monthly Interest") distributable from the Distribution Account
----------------------------
with respect to the Collateral Invested Amount on any Distribution Date shall be an amount equal to the Collateral Monthly Interest.

          SECTION 4.07.  Determination of Monthly Principal.  (a)
                         ----------------------------------
Amortization Period.
-------------------

                (i)  The amount of monthly principal (the "Class A Monthly
                                                           ---------------
     Principal") distributable from the Principal Account with respect to the
     ---------
     Class A Certificates on each Transfer Date beginning with the Transfer Date in the month [following the month] in which the Amortization Period begins shall be equal to the lesser of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, and (ii) the Class A Invested Amount on such Transfer Date.

                (ii) The amount of monthly principal (the "Class B Monthly
                                                           ---------------
     Principal") distributable from the Principal Account with respect to the
     ---------
     Class B Certificates on each Transfer Date, beginning with the Transfer Date in the month following the month in which the Amortization Period begins shall be equal to the lesser of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal
                    -----
     Collections applied to Class A Monthly Principal on such Transfer Date) and
     (ii) the Class B Invested Amount on such Transfer Date.

                (iii) The amount of monthly principal (the "Collateral Monthly
                                                            ------------------
     Principal") distributable from the Principal Account with respect to the
     ---------
     Collateral Interest on each Transfer Date shall be (A) if any reduction of the Required Collateral Invested Amount has occurred pursuant to clause (z) of the proviso in the definition thereof, an amount equal to the lesser of
     (1) the excess, if any, of the Collateral Invested Amount (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.12 and 4.15) over the Required Collateral Invested Amount on such Transfer Date, and (2) the Available Investor Principal Collections on such Transfer Date or (B) at all times during the Amortization Period, an amount equal to the lesser of (1) the excess, if any, of the Collateral Invested Amount (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.12 and 4.15) over the Required Collateral Invested Amount on such Transfer Date and (2) the excess, if any, of (aa) the Available Investor Principal Collections on such Transfer Date over (bb) the sum of the Class A Monthly Principal and the Class B Monthly Principal for such Transfer Date.

          (b) Partial Amortization Period. Subject to the terms and conditions
              ---------------------------
of the Agreement, this Series Supplement, the Certificate Purchase Agreement, and the Loan Agreement, the Transferor may elect at any time prior to the commencement of the Amortization Period, to decrease each of the Class A Invested Amount, Class B Invested Amount and the Collateral Invested Amount, pro
                                                                             ---
rata, until the Collateral Invested Amount is reduced as a result
----
of such distribution to the Minimum Collateral Invested Amount, then first, to the Class A Certificateholders until the Class A Invested Amount is reduced to zero, second, to the Class B Certificateholders until the Class B Invested Amount is reduced to zero and third, to the Collateral Interest Holder until the Collateral Invested Amount is reduced to zero (any such decrease shall be referred to herein as a "Partial Amortization") and to temporarily suspend the
                         --------------------
Revolving Period by giving to each of the Trustee and the Certificate Agents a written notice of Partial Amortization substantially in the form of Exhibit C,
                                                                    ---------
specifying (i) the aggregate amount of the decrease to each of the Class A Invested Amount, Class B Invested Amount, and the Collateral Invested Amount (the "Partial Amortization Amount") to be made in connection with such Partial
      ---------------------------
Amortization, which Partial Amortization Amount shall be in a minimum amount of $10,000,000 or an integral multiple of $1,000,000 in excess of that amount and
(ii) the Business Day on which reductions of each of the Class A Invested Amount, Class B Invested Amount, and the Collateral Invested Amount in connection with such Partial Amortization are scheduled to begin (the "Specified
                                                                       ---------
Date").  Such notice shall be effective only if received by each of the Trustee
----
and the Certificate Agents at least 4 Business Days prior to the Specified Date. The amount of principal ("Partial Amortization Principal") payable with respect
                          ------------------------------
to each of the Class A Invested Amount, Class B Invested Amount, and the Collateral Invested Amount on any Partial Amortization Payment Date during a Partial Amortization Period shall be equal to the lesser of (i) the Available Investor Principal Collections on deposit in the Principal Account for such Partial Amortization Payment Date plus, with the consent of the CP Agent, Excess
                                  ----
Principal Collections as permitted in this Supplement plus with the prior
                                                      ----
written consent of the Collateral Interest Agent, Excess Principal Collections from other Series as permitted in this Supplement and (ii) the aggregate Partial Amortization Amount remaining outstanding on such Partial Amortization Payment Date, provided that after giving effect to such payment, the Collateral Invested
      --------
Amount shall not be reduced below the Minimum Collateral Invested Amount until the Class A and Class B Invested Amount is reduced to zero. By written notice to the Trustee, the Servicer, the Certificate Agents and the Collateral Interest Holder at least two Business Days prior to any Partial Amortization Payment Date during a Partial Amortization Period, the Transferor may elect to reduce the outstanding Partial Amortization Amount by the amount specified in such notice; subject, however, to the requirement that after giving effect to such election
-------  -------
the aggregate Partial Amortization Principal distributed or to be distributed in respect of such Partial Amortization Period to reduce each of the Class A Invested Amount, Class B Invested Amount, and the Collateral Invested Amount shall equal $10,000,000 or an integral multiple of $1,000,000 in excess of that amount.

           SECTION 4.08.  Coverage of Required Amount for the Investor
                          --------------------------------------------
Certificates.  (a) On each Determination Date, the Servicer shall determine
------------
the amount (the "Class A Required Amount"), if any, by which the sum of (i)
                 -----------------------
Class A Monthly Interest for the following Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) if First USA is no longer the Servicer, the Class A Monthly Servicing Fee for the related Distribution Date and (iv) the Class A Investor Default Amount, if any, for such Distribution Date exceeds the Class A Available Funds for the related Monthly Period.

          (b) On each Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, equal to the sum of (x) the
             ------------------------
amount, if any, by which the sum of (i) Class B Monthly Interest for the following Distribution Date, (ii) any Class B Monthly

Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date and (iii) if First USA is no longer the Servicer, the Class B Monthly Servicing Fee for the related Distribution Date exceeds the Class B Available Funds for the related Monthly Period and (y) the amount, if any, by which the Class B Investor Default Amount, if any, for such Distribution Date exceeds the amount of Excess Finance Charge Collections available to make payments with respect thereto pursuant to subsection 4.13(d) of the Agreement.

          (c) In the event that the sum of the Class A Required Amount and the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount or Class B Required Amount on the related Determination Date. In the event that the Class A Required Amount for such Distribution Date is greater than zero all or a portion of the Excess Finance Charge Collections with respect to the related Transfer Date in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Finance Charge Account on such Distribution Date pursuant to subsection 4.13(a) of the Agreement. In the event that the Class A Required Amount for such Transfer Date exceeds the amount of Excess Finance Charge Collections with respect to such Transfer Date, the Collections of Principal Receivables allocable to the Collateral Interest and the Collections of Principal Receivables allocable to the Class B Certificates with respect to the prior Monthly Period shall be applied as specified in Section 4.14 of the Agreement. In the event that after the application of Excess Finance Charge Collections there is a Class B Required Amount for such Transfer Date, the Collections of Principal Receivables allocable to the Collateral Interest (after application to the Class A Required Amount) shall be applied as specified in Section 4.14 of the Agreement; provided, however, that the sum of any payments pursuant to this paragraph shall
--------  -------
not exceed the sum of the Class A Required Amount and the Class B Required
Amount.

          SECTION 4.09.  Priority of Payments.  On each Transfer Date, the
                         --------------------
Trustee, acting in accordance with written instructions from the Servicer substantially in the form of Exhibit D hereto, shall make the withdrawals,
                             ---------
deposits and payments specified in subsections (a) through (h) of this Section 4.09.

          (a) On the Transfer Date preceding each Distribution Date, an amount equal to the Class A Available Funds deposited or deemed to have been deposited into the Finance Charge Account for the related Monthly Period will be distributed in the following priority:

               (i-a) an amount equal to any unreimbursed Servicer Advances with respect to Class A Monthly Interest shall be paid to the Servicer;

               (i) an amount equal to the Class A Monthly Interest for such Distribution Date (less the amount of any Servicer Advance with respect to
                        ----
     Class A Monthly Interest or any funds advanced from the Finance Charge Account pursuant to Section 4.11 on the immediately preceding Interest Payment Date or during the preceding Monthly Period) shall be deposited by the Servicer or the Trustee into the Distribution Account;

               (ii) if First USA is no longer the Servicer, an amount equal to the Class A Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer;

               (iii) an amount equal to the aggregate Class A Investor Default Amount, if any, for such Distribution Date shall be (A) distributed to the Holder of the Exchangeable Transferor Certificate on Distribution Dates with respect to the Revolving Period, but not exceeding the Transferor Interest (determined as of such Distribution Date after giving effect to any Principal Receivables transferred to the Trust during the Monthly Period relating to such Distribution Date, any such amount in excess of the Transferor Interest to be treated as Unallocated Principal Collections) and
     (B) deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for Distribution Dates with respect to the Amortization Period or Partial Amortization Period;

               (iv) an amount equal to any Class A Increase Cost Amount, up to the Class A Increase Cost Amount Cap for such Transfer Date shall be held in the Finance Charge Account, invested overnight in Permitted Investments and paid to the CPA Agent on the related Distribution Date in accordance with the Certificate Purchase Agreement; and

               (v) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section
     4.13 of the Agreement.

          (b) On the Transfer Date preceding each Distribution Date, an amount equal to the Class B Available Funds deposited or deemed to have been deposited in the Finance Charge Account for the related Monthly Period will be distributed in the following priority:

               (i-a) an amount equal to any unreimbursed Servicer Advances with respect to Class A Monthly Interest shall be paid to the Servicer;

               (i) an amount equal to the Class B Monthly Interest for such Distribution Date (less the amount of any Servicer Advance with respect to
                        ----
     Class B Monthly Interest or any funds advanced from the Finance Charge Account pursuant to Section 4.11 on the immediately preceding Interest Payment Date or during the preceding Monthly Period) shall be deposited by the Servicer or the Trustee into the Distribution Account;

               (ii) if First USA is no longer the Servicer, an amount equal to the Class B Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer;

               (iii) an amount equal to any Class B Increase Cost Amount, up to the Class B Increase Cost Amount Cap for such Transfer Date shall be held in the Finance Charge Account, invested overnight in Permitted Investments and paid to the CPA Agent on the related Distribution Date in accordance with the applicable Certificate Purchase Agreement, and

               (iv) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section
     4.13 of the Agreement.

          (c) On the Transfer Date preceding each Distribution Date, an amount equal to the Collateral Available Funds deposited or deemed to have been deposited in the Finance Charge Account for the related Monthly Period will be distributed in the following priority:

               (i) if First USA is no longer the Servicer, an amount equal to the Collateral Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer; and

               (ii) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section
     4.13 of the Agreement.

          (d) On each Transfer Date during the Revolving Period, the Trustee shall distribute an amount equal to the Available Investor Principal Collections deposited or deemed to have been deposited into the Principal Account for the related Monthly Period, to the Holder of the Exchangeable Transferor Certificate; provided, however, that the amount to be paid to the Holder of the
             --------  -------
Exchangeable Transferor Certificate pursuant to this subsection 4.09(d) with respect to such Transfer Date shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Interest on the related Date of Processing is greater than the Minimum Transferor Interest (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and after giving effect to Collections of Principal Receivables on such Transfer Date) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.03(f) of the Agreement.

         (e) On each Transfer Date, during the Amortization Period, the Trustee shall distribute an amount equal to the Available Investor Principal Collections deposited or deemed to have been deposited into the Principal Account for the related Monthly Period plus the other amounts set forth below in the following
                       ----
priority:

              (i) an amount equal to the Class A Monthly Principal for such Transfer Date plus, Excess Principal Collections from other Series up to
                   ----
     the excess of the Class A Invested Amount over Class A Monthly Principal for the related Distribution Date, plus, Unallocated Principal Collections
                                        ----
     allocated to the Investor Certificates in accordance with subsection 4.03(f) of the Agreement, to the extent available, shall be deposited into the Distribution Account;

              (ii) after giving effect to the distribution referred to in clause
     (i) above, an amount equal to the Class B Monthly Principal plus, Excess
                                                                 ----
     Principal Collections from other Series up to the excess of the Class B Invested Amount over Class B Monthly Principal for the related Distribution Date, plus, Unallocated Principal Collections allocated to the Investor
           ----
     Certificates in accordance with subsection 4.03(f) of the Agreement, to the extent available, shall be deposited into the Distribution Account;

              (iii) after giving effect to the distributions referred to in clauses (i) and (ii) above, an amount equal to the Collateral Monthly Principal plus, Excess Principal Collections from other Series up to the excess of the
----
Collateral Invested Amount over

Collateral Monthly Principal for the related Distribution Date, plus,
                                                                ----
Unallocated Principal Collections allocated to the Investor Certificates in accordance with subsection 4.03(f) of the Agreement, to the extent available, shall be held in the Principal Account, invested overnight and distributed to the Collateral Interest Holder on the related Distribution Date in accordance with subsection 5.01(c);

              (iv) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 4.09(e)(i), (ii) and (iii) above, and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each other Series and (2) the Principal Shortfalls for all Series and (B) the Available Investor Principal Collections, shall remain in the Principal Account to be treated as Excess Principal Collections and applied to Series other than this Series 1999-A; and

              (v) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections over (B) the applications specified in subsection 4.09(e)(i) through (iv) above shall be paid to the Holder of the Exchangeable Transferor Certificate; provided, however, that the amount to
                                          --------  -------
     be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.09(e)(v) with respect to such Transfer Date shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Interest on the related Date of Processing is greater than the Minimum Transferor Interest (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.03(b) of the Agreement) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.03(f) of the Agreement; provided, further, that in no event shall the amount
                       --------  -------
     payable to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.09(e)(v) be greater than the Transferor Interest on such Transfer Date.

          (f) During the Partial Amortization Period, (i) an amount equal to the Available Investor Principal Collections for the related Monthly Period plus,
                                                                        ----
(ii) with the prior written consent of the Collateral Interest Agent, Excess Principal Collections from other Series up to the excess of the Partial Amortization Amount then outstanding over Available Investor Principal Collections for the related Distribution Date, will be distributed on each Transfer Date, beginning with the Transfer Date in the month in which the Partial Amortization Period begins, to the extent available, in the following priority:

              (i) an amount not to exceed the Partial Amortization Principal for such Transfer Date shall be deposited into the Distribution Account (or in the case of the Collateral Invested Amount, held in the Principal Account, invested overnight and distributed to the Collateral Interest Holder on the related Distribution Date in accordance with the Loan Agreement) for distribution (A) to the Class A Certificateholders, the Class B Certificateholders and the Collateral Interest Holder, pro rata,
                                                                    --- ----
     until the Collateral Invested Amount is reduced as a result of such distribution to the Minimum Collateral Invested Amount, then (B) first, to
                                                                      -----
     the Class A Certificateholders until the Class A Invested Amount is reduced to zero, second, to the Class B Certificateholders until the
                      ------
     Class B

     Invested Amount is reduced to zero and third, to the Collateral Interest
                                            -----
     Holder until the Collateral Invested Amount is reduced to zero;

          (ii) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 4.09(f)(i) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each other Series and (2) the Principal Shortfalls for all Series and (B) the Available Investor Principal Collections, shall remain in the Principal Account to be treated as Excess Principal Collections and applied to Series other than this Series 1999-A; and

          (iii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections over (B) the applications specified in subsection 4.09(f)(i) and 4.09(f)(ii) shall be paid to the Transferor; provided that the amount to be paid to the Transferor pursuant to this subsection 4.09(f)(iii) with respect to such Transfer Date shall be paid to the Transferor only to the extent that the Transferor Interest on such Transfer Date is greater than the Minimum Transferor Interest (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.03(f) of the Agreement; provided, further,
                                                          -------- -------
     that in no event shall the amount payable to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.09(f)(iii) be greater than the Transferor Interest on such Transfer Date;

provided, however, that in lieu of making such deposit into the Distribution
--------  -------
Account, to the extent of available funds in the Principal Account, on any Business Day (a "Partial Amortization Payment Date") during any Monthly Period,
                 ---------------------------------
the Servicer may instruct the Trustee in writing to remit amounts to (A) the Class A Certificateholders, the Class B Certificateholders and the Collateral Interest Holder, pro rata, until the Collateral Invested Amount is reduced as a
                 --- ----
result of such distribution to the Minimum Collateral Invested Amount, then (B) first, to the Class A Certificateholders until the Class A Invested Amount is
-----
reduced to zero, second, to the Class B Certificateholders until the Class B
                 ------
Invested Amount is reduced to zero and third, to the Collateral Interest Holder
                                       -----
until the Collateral Invested Amount is reduced to zero, in an aggregate amount not to exceed the Partial Amortization Amount then unpaid.

          (g) On the first Distribution Date with respect to the Amortization Period and on each Distribution Date thereafter, the Trustee shall pay in accordance with Section 5.01 of the Agreement from the Distribution Account the amount so deposited into the Distribution Account pursuant to subsection 4.09(e) of the Agreement on the related Transfer Date in the following priority:

              (i) an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class A Invested Amount shall be paid to the Class A Certificateholders;

              (ii) for each Distribution Date, after giving effect to the distributions referred to in clause (i) above, an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class B Invested Amount shall be paid to the Class B Certificateholders.

          (h) On each Distribution Date or any other Business Day (as directed by the Servicer) with respect to a Partial Amortization Period, the Trustee, acting in accordance with instructions from Servicer, shall pay in accordance with Section 5.01 from the Distribution Account the amount so deposited into the Distribution Account pursuant to subsection 4.09(f) on the related Transfer Date (to the extent not previously paid pursuant to the proviso of subsection 4.09(f)) an amount not to exceed the Partial Amortization Principal less the amount held in the Principal Account for distribution to the Collateral Interest Holder pursuant to subsection 4.09(f)(i) for such Distribution Date or any other Business Day (as directed by the Servicer) shall be paid to the Class A Certificateholder and the Class B Certificateholder, pro rata.
                                                     --- ----

          SECTION 4.10. Payment of Class A Certificate and Class B Certificate
                        ------------------------------------------------------
Interest. On each Distribution Date and Interest Payment Date, the Paying Agent
--------
shall pay in accordance with Section 5.01 of the Agreement (i) to the Class A Certificateholders from the Distribution Account the respective amounts owing to such Class and deposited into the Distribution Account pursuant to subsections 4.09(a)(i), 4.09(e)(i), 4.09(f)(i), 4.13(a), 4.14(a)(i), 4.14(b)(i) and 4.17 of
the Agreement on the related Transfer Date for such Distribution Date and Interest Payment Date, as applicable and (ii) to the Class B Certificateholders from the Distribution Account the respective amounts owing to such class and deposited into the Distribution Account pursuant to subsections 4.09(b)(i), 4.09(e)(ii), 4.09(f)(i), 4.13(c), 4.14(a)(i)(y) and 4.17 of the Agreement on the
related Transfer Date.

          SECTION 4.11. Servicer Advances.
                        -----------------

          In the event that, on any Interest Payment Date or any other date after giving effect to payments to be made on such date pursuant to Section 5.01, a Conduit Purchaser does not have sufficient funds to pay the interest component of Related Commercial Paper and the dealer fees and commissions due and payable on such day, the Servicer shall make an advance to the extent that the Servicer deems such advance recoverable from Finance Charge Collections pursuant to subsections 4.09(a)(i-a), 4.09(b)(a-i), 4.13(f) and 4.17 hereof in an amount equal to such deficiency (a "Servicer Advance"), provided, however,
                                       ----------------    --------  -------
that the Servicer shall not be obligated to make a remittance as provided in this Section 4.11 if the related Certificate Agent notifies the Servicer that the amount with respect to such amount otherwise payable by the Servicer pursuant to this Section 4.11 will be obtained by such Conduit Purchaser from the proceeds of Related Commercial Paper issued on such day or from funds obtained from the related liquidity provider on such day. Amounts required to be remitted to such Conduit Purchaser pursuant to this Section 4.11 shall be remitted in immediately available funds to the related Certificate Agent no later than 12:00 noon, New York City time, on the date due; provided, however
                                                            --------  -------
that in lieu of such direct payment by the Servicer, to the extent of available funds, the Servicer may instruct the Trustee in writing to remit such amounts from the Investor Percentage of Collections in respect of Finance Charge Receivables on deposit in the Finance Charge Account, any such payment to be netted from amounts to be paid pursuant to subsection 4.09(a)(i). The Servicer shall record in its books and records such withdrawal and the application of Collections of Finance Charge Receivables and net such amounts so applied from the amounts due under subsection 4.09(a)(i), 4.09(b)(i) or 4.13(f), whichever is appropriate, hereof on the Transfer Date for such Collection Period.

         SECTION 4.12. Investor Charge-Offs.
                       --------------------
         (a) On each Distribution Date, the Servicer shall calculate the Class A Investor Default Amount. If on any Distribution Date, the Class A Investor Default Amount for such Distribution Date exceeds the sum of the amount allocated with respect thereto pursuant to subsection 4.09(a)(iii), subsection 4.13(a) and Section 4.14 of the Agreement with respect to the Monthly Period immediately preceding such Distribution Date, the Collateral Invested Amount will be reduced by the amount of such excess, but not more than the Collateral Invested Amount for such Distribution Date. In the event that, but for the limitation on the amount of such reduction in the preceding sentence, such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced, pro
                                                                          ---
rata, by the amount by which the Class B Invested Amount would have been
----
reduced below zero, but not more than the Class A Investor Default Amount for such Distribution Date (a "Class A Investor Charge-Off").  If the Class
                               ---------------------------
A Invested Amount has been reduced by the amount of any Class A Investor Charge-Off, it will be reimbursed on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Finance Charge Collections allocated and available for such purpose pursuant to subsection 4.13(b) of the Agreement.

          (b) On each Distribution Date, the Servicer shall calculate the Class B Investor Default Amount. If on any Distribution Date, the Class B Investor Default Amount for such Distribution Date exceeds the amount of Excess Finance Charge Collections and Reallocated Principal Collections which are allocated and available to fund such amount pursuant to subsection 4.13(d) and Section 4.14 of the Agreement, the Collateral Invested Amount (after giving effect to any adjustments with respect thereto as described in the preceding paragraph) will be reduced by the amount of such excess but not more than the Collateral Invested Amount for such Distribution Date. In the event that, but for the limitation on the amount of such reduction in the preceding sentence, such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not more than the Class B Investor Default Amount for such Distribution Date (a "Class B Investor Charge-Off").
                                              ---------------------------
The Class B Invested Amount will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the Collateral Invested Amount pursuant to Section 4.14 of the Agreement and the amount of any portion of the Class B Invested Amount allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount pursuant to subsection 4.12(a) of the Agreement. The Class B Invested Amount will thereafter be reimbursed (but not by an amount in excess of the unpaid principal balance of the Class B Certificates) on any Distribution Date by the amount of Excess Finance Charge Collections allocated and available for that purpose as described under subsection 4.13(e) of the Agreement.

          (c) On each Distribution Date, the Servicer shall calculate the Collateral Investor Default Amount. If on any Distribution Date, the Collateral Investor Default Amount for such Distribution Date exceeds the sum of the amount of Excess Finance Charge Collections which are allocated and available to fund such amount pursuant to subsection 4.13(h) of the Agreement, the Collateral Invested Amount (after giving effect to any adjustments with respect thereto as described in the preceding paragraphs) will be reduced by the amount of such excess but not more than the Collateral Invested Amount for such Distribution Date (a "Collateral Investor Charge-Off"). The Collateral Invested Amount will
         ------------------------------
also be reduced by the amount of Reallocated Principal Collections pursuant to
Section 4.14 of the Agreement and the amount of any portion of the Collateral Invested Amount allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Invested Amount, pursuant to subsection 4.12(a) of the Agreement, or the Class B Invested Amount, pursuant to subsection 4.12(b) of the Agreement, respectively. The Collateral Invested Amount will thereafter be reimbursed (but not by an amount in excess of the unpaid principal balance of the Collateral Invested Amount) on any Distribution Date by the amount of Excess Finance Charge Collections allocated and available for that purpose as described under subsection 4.13(i) of the Agreement.

          SECTION 4.13.  Excess Finance Charge Collections for the Series 1999-A
                         -------------------------------------------------------
Certificates.  On each Transfer Date, the Servicer will apply or cause the
------------
Trustee to apply Excess Finance Charge Collections with respect to the related Monthly Period, to make the following distributions in the following priority:

          (a) an amount equal to the Class A Required Amount, if any, with respect to the related Monthly Period will be used to fund the Class A Required Amount and be applied in accordance with subsection 4.09(a) of the Agreement;

          (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs, which have not been previously reimbursed (after giving effect to the allocation with respect to the related Distribution Date of certain other amounts applied for that purpose) will be distributed to the Holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period, but not exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day) and on Transfer Dates with respect to the Amortization Period or any Partial Amortization Period, will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

         (c) an amount equal to Class B Monthly Interest with respect to the related Monthly Period but which has not been previously deposited in the Distribution Account for the benefit of the Class B Certificateholders either on such Transfer Date or on a prior Transfer Date and any other amounts due and owing on the related Distribution Date pursuant to subsection 4.09(b)(i) of the Agreement will be deposited into the Distribution Account for payment to the Class B Certificateholders;

          (d) an amount equal to the aggregate Class B Investor Default Amount, if any, for the related Distribution Date will be distributed to the holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period (but not exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal

Receivables transferred to the Trust on such day)), and on Transfer Dates with respect to the Amortization Period or any Partial Amortization Period will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

          (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be distributed to the holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period, but not in an amount exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day) and on Transfer Dates with respect to the Amortization Period or any Partial Amortization Period will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

          (f) first, an amount equal to any unreimbursed Servicer Advances
              -----
with respect to Collateral Monthly Interest shall be paid to the Servicer, and second, an amount equal to the Collateral Monthly Interest (less the amount of
------
any Servicer Advance with respect to Collateral Monthly Interest or any funds advanced from the Finance Charge Account pursuant to Section 4.11 on the immediately preceding Interest Payment Date or the preceding Monthly Period) for such Transfer Date, plus the amount of any Collateral Monthly Interest
                    ----
previously due but not paid to the Collateral Interest Holder on a prior Transfer Date will be paid to the Collateral Interest Holder in accordance with subsection 5.01(c) of the Agreement;

          (g) an amount equal to the Unpaid Investor Monthly Servicing Fee, with respect to the related Distribution Date, will be paid to the Servicer;

          (h) an amount equal to the aggregate Collateral Default Amount, if any, for the related Distribution Date will be distributed to the holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period (but not exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day)), and on Transfer Dates with respect to the Amortization Period or any Partial Amortization Period will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

          (i) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced below the Required Collateral Invested Amount for reasons other than the payment of principal to the Collateral Interest Holder (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be distributed to the holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period, but not in an amount exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day) and on Transfer Dates with respect to the Amortization Period or any Partial Amortization Period will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

          (j) an amount equal to the Class A Increase Cost Amounts for such Transfer Date remaining unpaid after the application of Class A Available Funds pursuant to subsection 4.09(a)(iv) on such Transfer Date shall be held in the Finance Charge Account, invested overnight in Permitted Investments and paid to the CPA Agent on the related Distribution Date in accordance with the applicable Certificate Purchase Agreement;

          (k) an amount equal to the Class B Increase Cost Amount for such Transfer Date remaining unpaid after the application of Class B Available Funds pursuant to subsection 4.09(b)(iii) on such Transfer Date shall be held in the Finance Charge Account, invested overnight in Permitted Investment and paid to the CPA Agent on the related Distribution Date in accordance with the Certificate Purchase Agreement;

          (l) an amount equal to the aggregate of any other amounts then required to be applied pursuant to the Loan Agreement, including, without limitation, any Collateral Increase Cost Amount, shall be paid to the Collateral Interest Holder in accordance with the Loan Agreement; and

          (m) the balance to the Holder of the Exchangeable Transferor Certificates.

SECTION 4.14.  Reallocated Principal Collections for the Series 1999-A
               -------------------------------------------------------
Certificates.
------------

          (a) On each Distribution Date, the Servicer will apply or cause the Trustee to apply an amount, not to exceed the Collateral Invested Amount, equal to the product of (a)(i) during the Revolving Period, the Collateral Floating Allocation Percentage or (ii) during an Amortization Period or any Partial Amortization Period, the Collateral Fixed/Floating Allocation Percentage and (b) the amount of Collections of Principal Receivables with respect to the related Monthly Period in the following priority (such collections applied in accordance with clause (i) below are called "Reallocated Collateral Principal
                                  --------------------------------
Collections"):
-----------

              (i) an amount equal to the sum of (x) the excess, if any, of the Class A Required Amount with respect to such related Monthly Period over the amount of Excess Finance Charge Collections with respect to such related Monthly Period and (y) the Class B Required Amount with respect to the related Monthly Period which amount shall be applied in priority first pursuant to subsections 4.09(a)(i) through (iii) of the Agreement and then pursuant to subsections 4.09(b)(i) and (ii) and 4.13(c) and (d) of the Agreement; and

              (ii) any such collections not applied in the foregoing manner (and therefore not constituting Reallocated Collateral Principal Collections) will, on Distribution Dates with respect to the Revolving Period, be applied as Available Investor Principal Collections.

          (b) On each Distribution Date, the Servicer will apply or cause the Trustee to apply an amount, not to exceed the Class B Invested Amount, equal to the product of (a)(i) during the Revolving Period, the Class B Floating Allocation Percentage or (ii) during an Amortization Period or any Partial Amortization Period, the Class B Fixed/Floating Allocation Percentage and (b) the amount of Collections of Principal Receivables with respect to the related

Monthly Period in the following priority (such collections applied in accordance with clause (i) below are called "Reallocated Class B Principal Collections"):
                                  ----------------------------------------

              (i) an amount equal to the excess, if any, of the Class A Required Amount with respect to such related Monthly Period over the sum of
     (x) the amount of Excess Finance Charge Collections with respect to such related Monthly Period and (y) the amount of Reallocated Collateral Principal Collections applied with respect thereto for the related Monthly Period shall be applied in priority pursuant to subsection 4.09(a)(i) through (iii) of the Agreement; and

              (ii) any such collections not applied in the foregoing manner (and therefore not constituting Reallocated Class B Principal Collections) will, on Distribution Dates with respect to the Revolving Period, be applied as Available Investor Principal Collections.

          On each Distribution Date the Collateral Invested Amount shall be reduced by the amount of Reallocated Collateral Principal Collections and by the amount of Reallocated Class B Principal Collections for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero. In the event that the reallocation of Collections of Principal Receivables would cause the Class B Invested Amount to be a negative number on any Distribution Date, Collections of Principal Receivables shall be reallocated on such Distribution Date in an aggregate amount not to exceed the amount which would cause the Class B Invested Amount to be reduced to zero.

          SECTION 4.15.  Certificate Principal Balance Increases.
                         ---------------------------------------

          (a) Subject to the satisfaction of the Increase Conditions, and subject to the terms and conditions of this Series Supplement, the Agreement, the Certificate Purchase Agreement and the Loan Agreement, the Transferor, may, during the Revolving Period, request to increase (i) the outstanding principal balance of the Class A Certificates and Class B Certificates, pro rata, and
                                                              --- ----
(ii) the Collateral Invested Amount, to an amount not to exceed the Maximum Certificate Invested Amount (any such increase being referred to herein as a "Class A Certificate Principal Balance Increase," a "Class B Certificate
 ----------------------------------------------      -------------------
Principal Balance Increase" and a "Collateral Principal Balance Increase,"
--------------------------         -------------------------------------
respectively, and collectively, a "Certificate Principal Balance Increase").
                                   --------------------------------------
With respect to such Certificate Principal Balance Increase, the Collateral Interest shall be increased to an amount equal to or exceeding the Required Collateral Invested Amount after giving effect to such Certificate Principal Balance Increase. On any Business Day (the "Notice Date") at no later than 5:00
                                            -----------
p.m. (New York City time), the Transferor shall deliver to each of the Trustee, the Certificate Agents and the Collateral Interest Holder an irrevocable (unless waived by the Certificate Agents and the Collateral Interest Holder) written request therefor substantially in the form of Exhibit E, specifying (i) the
                                              ---------
aggregate amount of the requested Class A Principal Balance Increase, Class B Principal Balance Increase and the Collateral Principal Balance Increase, (ii) the Business Day on which such Certificate Principal Balance Increase is to occur (an "Increase Date"), which shall in any event be no sooner than two
           -------------
Business Days after receipt by the Certificate Agents of such request, and (iii) the payment instructions for remittance of the proceeds of such requested Certificate Principal Balance Increase. The proceeds of such Certificate Principal Balance Increase shall be remitted to the Transferor in accordance with such payment instructions.

          (b) On the Increase Date for such Certificate Principal Balance Increase, after satisfaction of (i) the Increase Conditions and (ii) such further conditions as set forth in the Certificate Purchase Agreement, the Series 1999-A Certificateholders shall remit the amount of such Certificate Principal Balance Increase, to the extent they have otherwise agreed or committed to fund such Certificate Principal Balance Increase, no later than 2:00 p.m. (New York City time) in immediately available funds in accordance with the payment instructions specified in the request with respect to such Certificate Principal Balance Increase, and upon such remittance the aggregate outstanding principal balance of the Series 1999-A Certificates shall be increased by the amount of such remittance. Concurrently with the making of such Certificate Principal Balance Increase, the Transferor, the Certificate Agents shall deliver to the Trustee a Certificate Principal Balance Increase Confirmation in substantially the form of Exhibit F, specifying the amount of
                                          ---------
such Certificate Principal Balance Increase, and the Trustee shall promptly annotate the Series 1999-A Certificate Register accordingly.

          SECTION 4.16.  Extension of the Revolving Period.  Not less than 30
                         ---------------------------------
days prior to the end of the Revolving Period (as the same may have been previously extended pursuant to this Section 4.16), the Transferor may, by written notice to the Trustee and the Certificate Agents (an "Extension
                                                              ---------
Notice"), elect to extend the Revolving Period for the number of months stated
------
in such notice. Such extension shall be effective only if (determined without regard to such proposed extension), the Transferor shall have obtained not less than 15 days prior to the end of the Revolving Period (without giving effect to the proposed extension), and delivered to (a) the Trustee, (b) the Certificate Agents and (c) the Rating Agencies, immediately following the receipt thereof the prior written consent to such extension of the Certificate Agents. Upon the effectiveness of any such extension, the Scheduled Series 1999-A Termination Date (as the same may have been previously extended pursuant to this Section 4.16) shall be delayed by the same number of months as such extension of the Revolving Period.

          SECTION 4.17.  Refinanced Optional Amortization.  (a)   On any
                         --------------------------------
Business Day in the Revolving Period, the Amortization Period, or any Partial Amortization Period, the Transferor may, without the consent of the Series 1999-A Certificateholders, cause the Servicer to provide notice to the Trustee and all of the Series 1999-A Certificateholders at least four Business Days prior to any Business Day designated in such notice (the "Refinancing Date") stating its
                                                 ----------------
intention to cause the Investor Certificates to be prepaid in full or in part on the Refinancing Date (a "Refinancing Event") by (i) causing the Invested Amount
                         -----------------
(or the portion thereof that is being refinanced) to be conveyed to one or more Persons (who shall be the holders of a new Series issued substantially contemporaneously with such prepayment) for a cash purchase price in an amount equal to the Invested Amount (or the portion thereof that is being refinanced), and (ii) distributing from the Finance Charge Account, an amount equal to (A) accrued and unpaid interest on the Invested Amount (or the portion thereof that is being conveyed) to, but not including the Refinancing Date, plus (B) all
                                                               ----
other amounts due and owing under the Certificate Purchase Agreement and the Loan Agreement (together with the amount set forth in clause (i) above, the "Refinancing Amount").
-------------------

          (b) On the Refinancing Date the Transferor shall cause to be deposited
(i) from the proceeds of the issuance of one or more new Series (as set forth in subsection 4.17(a)(i)) and (ii) from the Finance Charge Account, into the Defeasance Account an amount equal to the amount set forth in subsection 4.17(a)(ii). For the purposes of calculating the Class A, Class B and Collateral Invested Amounts, the deposit into the Defeasance Account of the amount set forth in the immediately preceding sentence shall be deemed to be a payment to the Series 1999-B Certificateholders.

          (c) On the Refinancing Date, the Trustee shall withdraw all amounts on deposit in the Defeasance Account pursuant to clause (b), and shall deposit such amounts into the Distribution Account for distribution.

          (d) On the Refinancing Date, the Paying Agent shall pay in accordance with Section 5.01 of the Agreement to:

          (i) the Class A Certificateholders, an amount equal to (A) the Class A Principal Refinancing Amount, (B) accrued interest on the Class A Certificates to but excluding the Refinancing Date as calculated in the Certificate Purchase Agreement and (C) all other amounts due to and owing under the Certificate Purchase Agreement and allocable to the Class A Certificates;

          (ii) the Class B Certificateholders, an amount equal to (A) the Class B Principal Refinancing Amount, (B) accrued interest on the Class B Certificates to but excluding the Refinancing Date as calculated in the Certificate Purchase Agreement and (C) all other amounts due to and owing under the Certificate Purchase Agreement and allocable to the Class B Certificates; and

          (iii) the Collateral Interest Holder, an amount equal to (A) the Collateral Principal Refinancing Amount, (B) accrued interest on the Collateral Interest to but excluding the Refinancing Date as calculated in the Loan Agreement and (C) all other amounts due to and owing under the Loan Agreement and allocable to the Collateral Interest Holders;

from the Distribution Account pursuant to this subsection 4.17(d) of the Agreement. If the Paying Agent is unable to pay the Series 1999-A Certificateholders on the Refinancing Date, amounts on deposit in the Defeasance Account shall be invested overnight in Eligible Investments and distributed to the Series 1999-A Certificateholders on the next succeeding Business Day.

          (e) On the Refinancing Date, the Transferor shall deliver to the Trustee, the Certificate Agents and the Collateral Interest Holder an Officer's Certificate stating that the Transferor reasonably believes (i) the amounts deposited into the Defeasance Account shall be sufficient to pay the Refinancing Amount in full on the Refinancing Date and (ii) that the deposit of the Refinancing Amount into the Finance Charge Account and Principal Account and termination of the obligations will not, based on the facts known to such officer at the time of such certification, then or thereafter cause a Pay Out Event with respect to any Series.

    SECTION 7.  Article V of the Agreement.  Article V of the Agreement shall
                --------------------------
read in its entirety as follows and shall be applicable only to the Series 1999-A Certificates:

                                   ARTICLE V

                          DISTRIBUTIONS AND REPORTS TO
                          INVESTOR CERTIFICATEHOLDERS

          SECTION 5.01.  Distributions.
                         -------------
          (a) On each Distribution Date, Interest Payment Date, Refinancing Date and Partial Amortization Payment Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Agreement) to each Class A Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.04(e) or in Section 12.03 of the Agreement respecting a final distribution) such Certificateholder's pro rata share (based on the
                                       --- ----
aggregate Undivided Interests represented by Class A Certificates, held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to subsections 4.09(g), 4.09(h) and 4.17(d) and Section 4.10 of the Agreement by wire transfer to an account or accounts designated by such Class A Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided,however, that the final payment in retirement
                   -------- -------
of the Class A Certificates will be made only upon presentation and surrender of the Class A Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.03 of the Agreement.

          (b) On each Distribution Date, Interest Payment Date, Refinancing Date and Partial Amortization Payment Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Agreement) to each Class B Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.04(e) or in Section 12.03 of the Agreement respecting a final distribution) such Certificateholder's pro rata share (based on the
                                       --- ----
aggregate Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to subsections 4.09(g), 4.09(h) and 4.17(d) and Section 4.10 of the Agreement by wire transfer to an account or accounts designated by such Class B Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement
                   --------  -------
of the Class B Certificates will be made only upon presentation and surrender of the Class B Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.03 of the Agreement.

          (c) On each Distribution Date, Interest Payment Date, Partial Amortization Date and Refinancing Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Agreement) to the Collateral Interest Holder the amounts payable to the Collateral Interest Holder pursuant to subsections 4.09(e)(iii), 4.09(f), 4.13(f) and 4.17(c) of the Agreement by wire transfer, at the expense of such Collateral Interest Holder, to an account or accounts designated by such Collateral Interest Holder by written notice given to the Trustee not less than five days prior to the related Transfer Date.

          SECTION 5.02. Monthly Certificateholders' Statement.
                        -------------------------------------

          (a) On each Distribution Date, the Paying Agent shall forward to each Certificateholder and each Rating Agency a statement substantially in the form of Exhibit D prepared by the Servicer and delivered to the Trustee and the
   ---------
Paying Agent on the preceding Determination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate):

              (i)    the total amount distributed;

              (ii) the amount of such distribution allocable to Certificate Interest;

              (iii) the amount of such distribution allocable to Certificate Principal and the amount of any distribution on each Interest Payment Date, since the immediately preceding Distribution Date allocable to the Certificate Interest;

              (iv) the amount of Collections of Principal Receivables processed during the related Monthly Period and allocated in respect of (A) the Class A Certificates, (B) the Class B Certificates and (C) the Collateral Invested Amount, respectively;

              (v) the amount of Collections of Finance Charge Receivables processed during the related Monthly Period and allocated in respect of the
     (A) the Class A Certificates, (B) the Class B Certificates and (C) the Collateral Invested Amount, respectively;

              (vi) the aggregate amount of (A) Principal Receivables, (B) the Invested Amount, (C) the Class A Invested Amount, (D) the Class B Invested Amount, (E) the Collateral Invested Amount, (F) the Partial Amortization Amount, (G) the Class A Floating Allocation Percentage, and the Class B Floating Allocation Percentage and, (H) during the Amortization Period or any Partial Amortization Period, the Class A Fixed/Floating Allocation Percentage and Class B Fixed/Floating Allocation Percentage with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

              (vii) the aggregate outstanding balance of Accounts which are 35, 65, 95, 125 and 155 or more days contractually delinquent as of the end of the day on the Record Date;

              (viii) the aggregate (A) Investor Default Amount, (B) the Class A Investor Default Amount, (C) the Class B Investor Default Amount and (D) the Collateral Investor Default Amount for the related Monthly Period;

              (ix)   the aggregate amount of (A) Class A Investor Charge-Offs,
     (B) Class B Investor Charge-Offs, and (C) Collateral Investor Charge-Offs and the amount by which the Class B Invested Amount and the Collateral Invested Amount have been reduced with respect to the related Monthly Period;

              (x) the aggregate amount of Class A Investor Charge-Offs reimbursed and the amount by which reductions of the Class B Invested Amount and the Collateral Invested Amount have been reimbursed on the Transfer Date immediately preceding such Distribution Date;

              (xi) the amount of the Class A Monthly Servicing Fee, the Class B Monthly Servicing Fee and the Collateral Monthly Servicing Fee for the related Monthly Period;

              (xii) the amount of Reallocated Collateral Principal Collections and Reallocated Class B Principal Collections with respect to such Distribution Date;

              (xiii) the Collateral Invested Amount as of the close of business on such Distribution Date;

              (xiv)  the Net Portfolio Yield for the related Monthly Period;

              (xv)   the Base Rate for the related Monthly Period; and

              (xvi)  the Amortization Period Commencement Date.

          SECTION 5.03.  Annual Certificateholders' Tax Statement.  On or
                         ----------------------------------------
before January 31 of each calendar year, beginning with calendar year 1999, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Class A Certificateholder or a Class B Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1999-A Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1999-A Certificateholder, together with such other customary information (consistent with the treatment of the Class A Certificates and Class B Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Class A Certificateholders and the Class B Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

          SECTION 8.  Series 1999-A Pay Out Events.  If any one of the
                      ----------------------------
following events shall occur with respect to the Series 1999-A Certificates:

              (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1999-A Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Series 1999-A Certificateholders evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 1999-A, and continues to affect materially and adversely the interests of the Series 1999-A Certificateholders for such period;

              (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.01 or 2.06 of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Series 1999-A Certificateholders evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1999-A and (ii) as a result of which the interests of the Series 1999-A Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 1999-A Pay Out Event pursuant to this
     --------  -------
     subsection 9(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

              (c) the average Net Portfolio Yield for any three consecutive Monthly Periods is less than the average Base Rate for such three consecutive Monthly Periods;

              (d) the Transferor shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.06(a) of the Agreement; or

              (e) any Servicer Default shall occur which would have a material adverse effect on the Series 1999-A Certificateholders;

                  then, in the case of any event described in subparagraph (a),
     (b) or (e), after the applicable grace period set forth in such subparagraphs, either the Trustee or the Series 1999-A Certificateholders evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1999-A by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series 1999-A Pay
                                                              ----------------
     Out Event") has occurred as of the date of such notice, and in the
     ---------
     case of any event described in subparagraphs (c) or (d), a Series 1999-A Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1999-A Certificateholders immediately upon the occurrence of such event.

              (f) For purposes of Series 1999-A, the fifth sentence of subsection 9.02(a) of the Agreement shall be amended to read in its entirety as follows:

              "If, however, with respect to the portion of the Receivables allocable to any outstanding Series, the holders of more than 50% of the principal amount of the Class A Certificates and the Class B Certificates and the Collateral Interest Holder, instruct the Trustee not to sell the portion of the Receivables allocable to such Series, the Trust shall continue with respect to such Series pursuant to the terms of the Agreement and the Supplement."

     SECTION 9.  Series 1999-A Termination.  The right of the Series 1999-A
                 --------------------------
Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1999-A Termination Date.

     SECTION 10.  Periodic Finance Charges and Other Fees. The Transferor hereby
                  ---------------------------------------
agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the Transferor to be necessary in order for the Transferor to maintain its credit card business, based upon a good faith assessment by the Transferor, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the Transferor's reasonable expectation of the Net Portfolio Yield as of such date would be less than the Base Rate.

     SECTION 11.  Amendment and Ratification of Agreement.  As supplemented by
                  ---------------------------------------
this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument. Subsection 12.01(c) of the Agreement is hereby amended by substituting in the second sentence thereof in place of the words "and pay the proceeds to all Certificateholders of such Series . . ." the following: "and pay the proceeds to the Investor Certificateholders of such Series . . ."

     SECTION 12.  Counterparts.  This Series Supplement may be executed in any
                  ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 13.  GOVERNING LAW.  THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN
                  -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 14.  Additional Representations and Warranties of the Servicer.
                  ---------------------------------------------------------
First USA, as initial Servicer, hereby makes, and any Successor Servicer by its appointment under the Agreement shall make the following representations and warranties:

     (a)  All Consents.  All authorizations, consents, orders or approvals
          ------------
of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Supplement by the Servicer and the performance of the transactions contemplated by this Supplement by the Servicer, have been duly obtained, effected or given and are in full force and effect.

     (b)  Rescission or Cancellation.  The Servicer shall not permit any
          --------------------------
rescission or cancellation of any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or in accordance with the normal operating procedures of the Servicer.

     (c)  Receivables Not To Be Evidenced by Promissory Notes.  Except in
          ---------------------------------------------------
connection with its enforcement or collection of an Account, the Servicer will take no action to cause any Receivable to be evidenced by an instrument or chattel paper (as defined in the UCC as in effect in the State of Delaware).

     SECTION 15.  Private Placement of Series 1999-A Certificates; Form of
                  --------------------------------------------------------
Delivery of Series 1999-A Certificates.
--------------------------------------

          (a) The Series 1999-A Certificates have not been registered under the Securities Act or any state securities law. No transfer of any Series 1999-A Certificate shall be made except to a Series 1999-A Certificateholder or in accordance with the terms of the applicable Certificate Purchase Agreement and this Section 15 to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in compliance with Rule 144A, or (iii) to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act) that, prior to such transfer, shall have executed and delivered to the Trustee a letter in the form of Exhibit B to the applicable
                                                     ---------
Certificate Purchase Agreement. The Series 1999-A Certificates shall bear a legend to the effect set forth in Exhibit A hereto with respect to the Class A
                                  ---------
Certificates and Exhibit B hereto with respect to the Class B Certificates.
                 ---------
None of the Transferor, [the Transfer Agent and Registrar] or the Trustee is obligated to register the Investor Certificates under the Securities Act or any other Securities or "Blue Sky" Law or to take any other action not otherwise required under this Supplement or the Agreement to permit the transfer of Series 1999-A Certificates without the registration of such Certificates or the receipt of the Transferor's consent as described in this Section 5.

          (b) The Series 1999-A Certificates shall be delivered as Registered Certificates as provided in Section 15.

          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1999-A Supplement to be duly executed by their respective officers as of the day and year first above written.

                              FIRST USA BANK, NATIONAL ASSOCIATION,
                              Transferor and Servicer



                              By:  /s/ Daniel A. Long, Jr.
                                   -----------------------
                                   Name:  Daniel A. Long, Jr.
                                   Title:  Vice President

                              THE BANK OF NEW YORK (DELAWARE),
                              Trustee


                              By:  /s/ Cheryl L. Laser
                                   -------------------
                                   Name: Cheryl L. Laser
                                   Title:   Assistant Vice President

                                                                       EXHIBIT A
                                                                       ---------

                          FORM OF CLASS A CERTIFICATE



     THIS CLASS A CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CLASS A CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT
(A) PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS OR (B) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, TO A PERSON WHO IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(a) UNDER THE ACT. NONE OF THE TRANSFEROR, THE TRANSFER AGENT AND REGISTRAR OR THE TRUSTEE IS OBLIGATED TO REGISTER THE CLASS A CERTIFICATES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES OR "BLUE SKY" LAW.

     EXCEPT AS SET FORTH BELOW, NEITHER THIS CLASS A CERTIFICATE NOR ANY INTEREST HEREIN MAY BE ACQUIRED BY OR SOLD OR TRANSFERRED TO (A) ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHETHER OR NOT SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) ANY PLAN OR OTHER ARRANGEMENT (INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN) THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (C) ANY ENTITY ACTING ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY SUCH PLAN, OR ANY OTHER "BENEFIT PLAN INVESTOR" (WITHIN THE MEANING OF UNITED STATES DEPARTMENT OF LABOR ("DOL") REGULATION SECTION 2510.3-101(f)(2)) (A "BENEFIT PLAN INVESTOR"). HOWEVER, THIS CLASS A CERTIFICATE MAY BE ACQUIRED AND HELD BY A BENEFIT PLAN INVESTOR IF (X) THE INVESTOR IS PURCHASING THE CLASS A CERTIFICATE WITH ASSETS OF AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DOL PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) (A "GENERAL ACCOUNT"), (Y) THE INVESTOR'S PURCHASE OF THE CLASS A CERTIFICATE IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AFFORDED UNDER PTCE 95-60, AND (Z) LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT CONSTITUTE "PLAN ASSETS" OF BENEFIT PLAN INVESTORS. BY ACCEPTING AND HOLDING THIS CLASS A CERTIFICATE OR ANY INTEREST HEREIN, THE HOLDER HEREOF OR ANY OWNER OF AN INTEREST HEREIN SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED TO THE FOREGOING ERISA REQUIREMENTS.

     ANY TRANSFER OF A DIRECT OR INDIRECT INTEREST IN THIS CLASS A CERTIFICATE IS SUBJECT TO THE PROVISIONS OF THE AGREEMENT AND SUBJECT TO CERTAIN LIMITATIONS THEREIN SET FORTH.

     THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS A CERTIFICATE WILL BE REDUCED FROM TIME TO TIME BY DISTRIBUTIONS ON THIS CLASS A CERTIFICATE ALLOCABLE TO PRINCIPAL. IN ADDITION, THE PRINCIPAL BALANCE OF THIS CLASS A CERTIFICATE MAY BE INCREASED AT THE REQUEST OF THE TRANSFEROR SUBJECT TO CERTAIN TERMS AND CONDITIONS SET FORTH IN THE SERIES 1999-B SUPPLEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CLASS A CERTIFICATES, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS A CERTIFICATE MAY BE DIFFERENT FROM THE INITIAL OUTSTANDING PRINCIPAL BALANCE SHOWN BELOW. ANYONE ACQUIRING THIS CLASS A CERTIFICATE MAY ASCERTAIN THE CURRENT OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS A CERTIFICATE BY INQUIRY OF THE TRUSTEE. ON THE DATE OF THE INITIAL ISSUANCE OF THE CLASS A CERTIFICATES, THE TRUSTEE IS THE BANK OF NEW YORK.



REGISTERED                                 INITIAL OUTSTANDING PRINCIPAL BALANCE

NO. ___                                                            $____________

Scheduled Series Termination Date:  _______________


          FIRST USA CREDIT CARD MASTER TRUST CLASS A VARIABLE FUNDING
                    ASSET BACKED CERTIFICATE, SERIES 1999-A

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of VISA (R) and MasterCard (R)* credit card accounts generated or to be generated by First USA Bank, National Association (the "Bank").

                  (Not an interest in or a recourse obligation of First USA Bank, National Association, or any affiliate thereof)

          This certifies that _____________ (the "Certificateholder") is the registered owner of a fractional undivided interest in the First USA Credit Card Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1992 between the Bank, as Transferor (the "Transferor") and as Servicer (the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee") of the Trust (as amended and supplemented from time to time, the "Agreement") as supplemented by the Series 1999-A Supplement (the "Series 1999-A Supplement"), dated as of June 28, 1999, between the Bank, as Transferor and

--------------------
* VISA (R) and MasterCard (R) are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

Servicer, and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables (the "Receivables") existing in certain VISA(R) and MasterCard(R) revolving credit card accounts identified in the Agreement from time to time (the "Accounts"), all Receivables generated under the Accounts from time to time thereafter, all monies due or to become due and all amounts received with respect to the Receivables in existence in the Accounts, all monies on deposit in certain bank accounts (excluding any investment earnings on such deposited amounts except as set forth in the Series 1999-A Supplement) and all other assets and interests constituting the Trust and all proceeds of the foregoing.

          Although a summary of certain provisions of the Agreement is set forth below, this Class A Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Bank of New York (Delaware), c/o The Bank of New York, Corporate Trust Department, 101 Barclay Street, 12th Floor East, New York, New York 10286 Attention: Corporate Trust Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a Series of Certificates entitled "First USA Credit Card Master Trust Class A Variable Funding Asset Backed Certificates, Series 1999-A" (the "Class A Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Class A Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the Class A Certificates and the First USA Credit Card Master Trust Class B Variable Funding Asset Backed Certificates, Series 1999-A (the "Class B Certificates") with the intention that the Class A Certificates and the Class B Certificates will qualify under applicable tax law as indebtedness, and the Transferor and each holder of a Class A Certificate (a "Class A Certificateholder") or any interest therein, by acceptance of its Class A Certificate or any interest therein, agrees to treat the Class A Certificates for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          The Trust's assets are allocated in part to the holders of the Class A Certificates, the holders of the Class B Certificates and the holders of the First USA Credit Card Master Trust Collateral Interest, Series 1999-A (the "Collateral Interest") (such holders together the "Investor Certificateholders") with the remainder allocated to holders of other Series of Certificates issued by the Trust, if any, and to the Transferor. In addition to the Class A Certificates, the Class B Certificates and the Collateral Interest, the Exchangeable Transferor Certificate will be reissued pursuant to the Agreement and will represent the Transferor's interest in the Trust. The reissued Exchangeable Transferor Certificate will represent the interest in the Principal Receivables not represented by the Class A Certificates, the Class B Certificates and the Collateral Interest (together the "Investor Certificates") or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Agreement for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement.

          To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Certificateholder, by virtue of the acceptance hereof, assents and by which the Class A Certificateholder is bound.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed on this ____ day of June, 1999.

                              FIRST USA BANK, NATIONAL ASSOCIATION.

                              By:_________________________________
                                 Name:  Daniel A. Long, Jr.
                                 Title: Vice President

                         CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                              THE BANK OF NEW YORK (DELAWARE),
                              as Authenticating Agent

                              By:____________________________
                                 Name:
                                 Title:


Date:  June ___, 1999

                                                                       EXHIBIT B
                                                                       ---------
                          FORM OF CLASS B CERTIFICATE



     THIS CLASS B CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CLASS B CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT
(A) PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS OR (B) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, TO A PERSON WHO IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(a) UNDER THE ACT. NONE OF THE TRANSFEROR, THE TRANSFER AGENT AND REGISTRAR OR THE TRUSTEE IS OBLIGATED TO REGISTER THE CLASS B CERTIFICATES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES OR "BLUE SKY" LAW.

     EXCEPT AS SET FORTH BELOW, NEITHER THIS CLASS B CERTIFICATE NOR ANY INTEREST HEREIN MAY BE ACQUIRED BY OR SOLD OR TRANSFERRED TO (A) ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHETHER OR NOT SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) ANY PLAN OR OTHER ARRANGEMENT (INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN) THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (C) ANY ENTITY ACTING ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY SUCH PLAN, OR ANY OTHER "BENEFIT PLAN INVESTOR" (WITHIN THE MEANING OF UNITED STATES DEPARTMENT OF LABOR ("DOL") REGULATION SECTION 2510.3-101(f)(2)) (A "BENEFIT PLAN INVESTOR"). HOWEVER, THIS CLASS B CERTIFICATE MAY BE ACQUIRED AND HELD BY A BENEFIT PLAN INVESTOR IF (X) THE INVESTOR IS PURCHASING THE CLASS B CERTIFICATE WITH ASSETS OF AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DOL PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) (A "GENERAL ACCOUNT"), (Y) THE INVESTOR'S PURCHASE OF THE CLASS B CERTIFICATE IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AFFORDED UNDER PTCE 95-60, AND (Z) LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT CONSTITUTE "PLAN ASSETS" OF BENEFIT PLAN INVESTORS. BY ACCEPTING AND HOLDING THIS CLASS B CERTIFICATE OR ANY INTEREST HEREIN, THE HOLDER HEREOF OR ANY OWNER OF AN INTEREST HEREIN SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED TO THE FOREGOING ERISA REQUIREMENTS.

     ANY TRANSFER OF A DIRECT OR INDIRECT INTEREST IN THIS CLASS B CERTIFICATE IS SUBJECT TO THE PROVISIONS OF THE AGREEMENT AND SUBJECT TO CERTAIN LIMITATIONS THEREIN SET FORTH.

     THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS B CERTIFICATE WILL BE REDUCED FROM TIME TO TIME BY DISTRIBUTIONS ON THIS CLASS B CERTIFICATE ALLOCABLE TO PRINCIPAL. IN ADDITION, THE PRINCIPAL BALANCE OF THIS CLASS B CERTIFICATE MAY BE INCREASED AT THE REQUEST OF THE TRANSFEROR SUBJECT TO CERTAIN TERMS AND CONDITIONS SET FORTH IN THE SERIES 1998-1 SUPPLEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CLASS B CERTIFICATES, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS B CERTIFICATE MAY BE DIFFERENT FROM THE INITIAL OUTSTANDING PRINCIPAL BALANCE SHOWN BELOW. ANYONE ACQUIRING THIS CLASS B CERTIFICATE MAY ASCERTAIN THE CURRENT OUTSTANDING PRINCIPAL BALANCE OF THIS CLASS B CERTIFICATE BY INQUIRY OF THE TRUSTEE. ON THE DATE OF THE INITIAL ISSUANCE OF THE CLASS B CERTIFICATES, THE TRUSTEE IS THE BANK OF NEW YORK (DELAWARE).



REGISTERED                                 INITIAL OUTSTANDING PRINCIPAL BALANCE

NO. ___                                                              $__________

Scheduled Series Termination Date:  _______________


          FIRST USA CREDIT CARD MASTER TRUST CLASS B VARIABLE FUNDING
                    ASSET BACKED CERTIFICATE, SERIES 1999-A

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of VISA(R) and MasterCard(R)* credit card accounts generated or to be generated by First USA Bank, National Association (the "Bank").


                  (Not an interest in or a recourse obligation of First USA Bank, National Association, or any affiliate thereof)

          This certifies that _____________ (the "Certificateholder") is the registered owner of a fractional undivided interest in the First USA Credit Card Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1992 between the Bank, as Transferor (the "Transferor") and as Servicer (the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee") of the Trust (as amended and supplemented from time to time, the "Agreement") as supplemented by the Series 1999-A Supplement (the "Series 1999-A Supplement"), dated as of June 28, 1999, between the Bank, as Transferor and Servicer, and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables (the "Receivables") existing in certain VISA(R) and MasterCard(R) revolving credit card accounts identified in the Agreement from time to time (the

--------------------
* VISA(R) and MasterCard(R) are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

"Accounts"), all Receivables generated under the Accounts from time to time thereafter, all monies due or to become due and all amounts received with respect to the Receivables in existence in the Accounts, all monies on deposit in certain bank accounts (excluding any investment earnings on such deposited amounts except as set forth in the Series 1999-A Supplement) and all other assets and interests constituting the Trust and all proceeds of the foregoing.

          Although a summary of certain provisions of the Agreement is set forth below, this Class A Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Bank of New York (Delaware), c/o The Bank of New York, Corporate Trust Department, 101 Barclay Street, 12th Floor East, New York, New York 10286 Attention: Corporate Trust Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a Series of Certificates entitled "First USA Credit Card Master Trust Class B Variable Funding Asset Backed Certificates, Series 1999-A" (the "Class B Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Class B Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the Class B Certificates and the First USA Credit Card Master Trust Class A Variable Funding Asset Backed Certificates, Series 1999-A (the "Class A Certificates") with the intention that the Class A Certificates and the Class B Certificates will qualify under applicable tax law as indebtedness, and the Transferor and each holder of a Class B Certificate (a "Class B Certificateholder") or any interest therein, by acceptance of its Class B Certificate or any interest therein, agrees to treat the Class B Certificates for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          The Trust's assets are allocated in part to the holders of the Class A Certificates, the holders of the Class B Certificates and the holders of the First USA Credit Card Master Trust Collateral Interest, Series 1999-A (the "Collateral Interest") (such holders together the "Investor Certificateholders") with the remainder allocated to holders of other Series of Certificates issued by the Trust, if any, and to the Transferor. In addition to the Class A Certificates, the Class B Certificates and the Collateral Interest, the Exchangeable Transferor Certificate will be reissued pursuant to the Agreement and will represent the Transferor's interest in the Trust. The reissued Exchangeable Transferor Certificate will represent the interest in the Principal Receivables not represented by the Class A Certificates, the Class B Certificates and the Collateral Interest (together the "Investor Certificates") or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Agreement for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement.

          To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Certificateholder, by virtue of the acceptance hereof, assents and by which the Class B Certificateholder is bound.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed on this ____ day of June, 1999.

                              FIRST USA BANK, NATIONAL ASSOCIATION

                              By:________________________________
                                 Name:   Daniel A. Long, Jr.
                                 Title:  Vice President

                         CERTIFICATE OF AUTHENTICATION

          This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                              THE BANK OF NEW YORK (DELAWARE),
                              as Authenticating  Agent

                              By:__________________________
                                 Name:
                                 Title:


Date:  June ___, 1999

                                                                       EXHIBIT C
                                                                       ---------


                     FORM OF NOTICE OF PARTIAL AMORTIZATION
                     --------------------------------------


                                    [Date]


The Bank of New York (Delaware),
  as Trustee
c/o The Bank of New York
450 West 33rd Street, 14th Floor
New York, New York  10286
Attention: [_______________]


_____________________,
as Agent

_____________________
_____________________
Attention: _______________



     Re:  First USA Credit Card Master Trust, Series 1999-A Certificates
          --------------------------------------------------------------

Ladies and Gentlemen:

     Pursuant to Section 4.07(b) of the Series 1999-A Supplement, dated as of June 25, 1999, to the Pooling and Servicing Agreement, dated as of September 1, 1992, each by and between First USA Bank, National Association, a national banking association, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee (terms defined therein being used herein as therein defined), this notice represents the Transferor's request to reduce the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount pro rata, beginning on the Specified Date of ________________ by an aggregate amount equal to $______________.

                              Very truly yours,

                              FIRST USA BANK, NATIONAL ASSOCIATION
                              as Transferor


                              By:________________________________
                                 Name:
                                 Title:

                                                            EXHIBIT D
                                                            ---------

               MONTHLY ALLOCATIONS AND PAYMENT INSTRUCTIONS AND

                          NOTIFICATION TO THE TRUSTEE

                      FIRST USA BANK, NATIONAL ASSOCIATION

                             --------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1999-A

                             --------------------

                    Monthly Period:     _______
                    Distribution Date:  _______
                    Transfer Date:      _______

The undersigned, a duly authorized representative of First USA Bank, National Association (the "Bank"), as Servicer, pursuant to the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and the Series 1999-A Supplement, dated as of June 28, 1999 (the "Supplement"), by and between the Bank and The Bank of New York (Delaware), as Trustee (the "Trustee"), does hereby certify as follows:

A. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the preceding "Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the Supplement. This Certificate is delivered pursuant to Section 4.09 of the Pooling and Servicing Agreement.

B.  The Bank is Servicer under the Pooling and Servicing Agreement.

C.  The undersigned is a Servicing Officer.

D. The date of this notice is a Determination Date under the Pooling and Servicing Agreement.

I.  INSTRUCTION TO MAKE A WITHDRAWAL.
    ---------------------------------

Pursuant to Section 4.09 of the Pooling and Servicing Agreement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Finance Charge Account on the above referenced Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.05:

MONTHLY PAYMENT INSTRUCTIONS                                      Series 1999-A
Page 2

1.   A.   Total Class A Available Funds..........................______________

     B.   Pursuant to subsection 4.09(a)(i-a):
          -----------------------------------

          Any unreimbursed Servicer Advances with respect
          to Class A Monthly Interest shall be paid to the
          Servicer...............................................______________

     C.   Pursuant to subsection 4.09(a)(i) the following amounts
          -------------------------------------------------------
          shall be deposited into the Distribution Account:
          ------------------------------------------------

          Interest to be paid to the Class A Certificateholders
          at the Certificate Rate for the Interest Period on the
          Outstanding Principal Balance (less Servicer Advances).______________
                                         ----

     D.   Pursuant to subsection 4.09(a)(ii) the following
          ------------------------------------------------
          amounts shall be distributed to the Servicer:
          --------------------------------------------

          Class A Monthly Servicing Fee for the related
          Distribution Date if Bank is no longer Servicer........______________

     E.   Pursuant to subsection 4.09(a)(iii) the following
          -------------------------------------------------
          amounts shall be distributed to the Holder of the
          -------------------------------------------------
          Exchangeable Transferor Certificate or deposited
          ------------------------------------------------
          into the Principal Account, as applicable:
          -----------------------------------------

          Class A Investor Default Amount for
          the related Monthly Period.............................______________

     F.   Pursuant to subsection 4.09(a)(iv) the following
          ------------------------------------------------
          amounts shall be paid to the Certificate Agents:
          -----------------------------------------------

          Class A Increase Cost Amount...........................______________

     G.   Pursuant to subsection 4.09(a)(v):
          ---------------------------------

          Amount constituting Excess Finance Charge Collections
          to be distributed pursuant to Section 4.13.............______________

2.   A.   Total Class B Available Funds..........................______________

     B.   Pursuant to subsection 4.09(b)(i-a):
          -----------------------------------

          Any unreimbursed Servicer Advances with respect to
          Class B Monthly Interest shall be paid to the
          Servicer...............................................______________

     C.   Pursuant to subsections 4.09(b)(i) the following amounts
          --------------------------------------------------------
          shall be deposited into the Distribution Account:
          ------------------------------------------------

          Interest to be paid to the Class B Certificateholders
          at the Certificate Rate for the Interest Period on the
          Outstanding Principal Balance (less Servicer Advances).______________
                                         ----

     D.   Pursuant to subsection 4.09(b)(ii) the following amounts
          --------------------------------------------------------
          shall be distributed to the Servicer:
          ------------------------------------

          Class B Monthly Servicing Fee for such Distribution
          Date if Bank is no longer Servicer...................._______________

MONTHLY PAYMENT INSTRUCTIONS                                       Series 1999-A
Page 3

     E.   Pursuant to subsection 4.09(b)(iii) the following
          -------------------------------------------------
          amounts shall be paid to the Certificate Agents:
          ------------------------------------------------

          Class B Increase Cost Amount...........................______________

     F.   Pursuant to subsection 4.09(b)(iv) :
          ------------------------------------

          Amount constituting Excess Finance Charge Collections
          to be distributed per Section 4.13.....................______________

3.   A.   Total Collateral Available Funds.......................______________

     B.   Pursuant to subsection 4.09(c)(i) the following amounts
          -------------------------------------------------------
          shall be distributed to the Servicer:
          -------------------------------------

          Collateral Monthly Servicing Fee for the related
          Distribution Date if the Bank is no longer Servicer....______________

     C.   Pursuant to subsection 4.09(c)(ii):
          -----------------------------------

          Amount constituting Excess Finance Charge Collections
          to be distributed per Section 4.13.....................______________

4.   Pursuant to subsections 4.09(a)(iv), 4.09(b)(iv) and 4.09(c)(ii):
     -----------------------------------------------------------------

     A.   Amount constituting Excess Finance Charge Collections
          to be distributed per Section 4.13.....................______________

          Total Excess Finance Charge Collections................
                                                                 ==============


II.  APPLICATION OF EXCESS FINANCE CHARGE COLLECTIONS
     ------------------------------------------------

Pursuant to Section 4.13, the Servicer hereby instructs the Trustee to apply Excess Finance Charge Collections, determined pursuant to the provisions of
Section 4.09, in the following priority:

     A.  Pursuant to subsection 4.13(a):
         -------------------------------

         The Class A Required Amount applied in
         accordance with subsection 4.09(a)......................______________

     B.  Pursuant to subsection 4.13(b):
         -------------------------------

         Amount of Class A Investor Charge-Offs
         not previously reimbursed...............................______________

     C.  Pursuant to subsection 4.13(c):
         -------------------------------

         Amount equal to unpaid Class B Monthly Interest
         Due on the Class B Outstanding Principal Balance........______________


     D.  Pursuant to subsection 4.13(d) the following amounts
         -----------------------------------------------------
         shall be distributed to the Holder of the Exchangeable Transferor
         -----------------------------------------------------------------
         Certificate or deposited into the Principal Account, as applicable:
         -------------------------------------------------------------------

         Class B Investor Default Amount for the
         related Distribution Date...............................______________

MONTHLY PAYMENT INSTRUCTIONS                                       Series 1999-A
Page 4

     E.  Pursuant to subsection 4.13(e) the following amounts
         ----------------------------------------------------
         shall be distributed to the Holder of the Exchangeable
         ------------------------------------------------------
         Transferor Certificate or deposited into the Principal
         ------------------------------------------------------
         Account, as applicable:
         -----------------------

         Reimbursement of Class B Invested Amount which has been reduced for reasons other than principal payments..______________

     F.  Pursuant to subsection 4.13(f) the following amounts
         ----------------------------------------------------
         shall be distributed to the Servicer and Collateral
         ---------------------------------------------------
         Interest Holder:
         ----------------

          1.   Unreimbursed Servicer Advances with respect
               to Collateral Monthly Interest paid to
               Servicer..........................................______________

          2.   Collateral Monthly Interest plus Collateral
               Monthly Interest previously due but not paid......______________

     G.   Pursuant to subsection 4.13(g) the following amounts
          ----------------------------------------------------
          shall be paid to the Servicer:
          ------------------------------

          Unpaid Investor Monthly Servicing Fee for the related
          Distribution Date......................................______________

     H.   Pursuant to subsection 4.13(h) the following amounts
          ----------------------------------------------------
          shall be distributed to the Holder of the Exchangeable
          ------------------------------------------------------
          Transferor Certificate or deposited into the Principal
          ------------------------------------------------------
          Account, as applicable:
          ----------------------

          Collateral Interest Default Amount for the preceding
          Monthly Period.........................................______________

     I.   Pursuant to subsection 4.13(i) the following amounts
          ----------------------------------------------------
          shall be distributed to the Holder of the Exchangeable
          ------------------------------------------------------
          Transferor Certificate or deposited into the Principal
          ------------------------------------------------------
          Account, as applicable:
          -----------------------

          Amount of Collateral Interest Amount which has
          been reduced below the Required Collateral Invested
          Amount for reasons other than principal payments.......______________

     J.   Pursuant to subsection 4.13(j) the following amounts
          ----------------------------------------------------
          shall be paid to the Certificate Agents:
          ----------------------------------------

          Class A Increase Cost..................................______________

     K.   Pursuant to subsection 4.13(k) the following amounts
          ----------------------------------------------------
          shall be paid to the Certificate Agents:
          ----------------------------------------

          Class B Increase Cost..................................______________

     L.   Pursuant to subsection 4.l3(l) the following amounts
          ----------------------------------------------------
          shall be paid to the Collateral Interest Holder:
          ------------------------------------------------

          Aggregate of any other amounts required to be applied
          pursuant to the Loan Agreement, including Collateral
          Increase Cost Amount...................................______________

     M.   Pursuant to subsection 4.13(m):
          -------------------------------

MONTHLY PAYMENT INSTRUCTIONS                                       Series 1999-A
Page 5

          Balance to be distributed to the Holder of the
          Transferor Certificate.................................______________


III.  APPLICATION OF PRINCIPAL COLLECTIONS
      ------------------------------------

Pursuant to Sections 4.05, 4.07, 4.09 and 4.14, the Servicer hereby instructs the Trustee to apply Principal Collections available on the Transfer Date, determined pursuant to the provisions of the above sections, in the following priority:

A.  Principal Collections
    ---------------------

     1.   Class A Principal Collections..........................______________

          Class A Investor Default Amount
          (during Amortization Period and Partial Amortization)..______________

          Class A Investor Charge-Offs
          (during Amortization Period and Partial Amortization)..______________

               Total Class A Monthly Principal...................______________

     2.   Class B Principal Collections..........................______________

          Class B Investor Default Amount
          (during Amortization Period and Partial Amortization)..______________

          Class B Investor Charge-Offs
          (during Amortization Period and Partial Amortization)..______________

               Total Class B Monthly Principal...................______________

     3.   Collateral Interest Principal Collections..............______________

          Collateral Interest Default Amt........................______________

          Collateral Interest Charge-Offs........................______________

               Total Collateral Interest Monthly Principal.......______________

     4.   Excess Principal Collections from other Series.........______________

               Total Principal Collections.......................
                                                                 ==============

B.   Allocation of Principal Collections
     -----------------------------------

     1.   Amount of Collateral Interest
          Principal Reallocated to F/C Account...................______________

     2.   Amount of Class B Principal
          Reallocated to F/C Account.............................______________

     3.   Amount of Investor Principal Collections to other
          Series.................................................______________

     4.   Payment of principal to Class A Certificateholders.....______________

     5.   Payment of principal to Class B Certificateholders.....______________

     6.   Payment of principal to Collateral Interest Holders....______________

MONTHLY PAYMENT INSTRUCTIONS                                      Series 1999-A
Page 6

     7.   Amount returned to Transferor..........................______________

               Total Principal Allocations.......................
                                                                 ==============

IV.  TRUSTEE DISBURSEMENT SUMMARY
     ----------------------------

     1.   Investor Monthly Servicing Fee paid to Bank............______________

     2.   Total Default Amounts paid to Bank.....................______________

     3.   Monthly Principal Collections to Bank..................______________

     4.   Repayment of Servicer Advances.........................______________

               Total to Bank.....................................
                                                                 ==============

     5.  Interest payment to Class A Certificateholders..........______________

     6.  Interest payment to Class B Certificateholders..........______________

     7.  Interest payment to Collateral Interest Holders.........______________

     8.  Principal to Certificateholders.........................______________

     9.  Monthly Principal Payment to Collateral Interest
         Holders.................................................______________

    10.  Excess Spread paid to Collateral Interest Holders.......______________

               Total Disbursements...............................
                                                                 ==============
               Total Class A, B and
               Collateral Interest funds to be allocated..........
                                                                  =============

                                                                       EXHIBIT E
                                                                       ---------


             FORM OF CERTIFICATE PRINCIPAL BALANCE INCREASE REQUEST
             ------------------------------------------------------


                                    [Date]


The Bank of New York (Delaware),
 as Trustee
c/o The Bank of New York
450 West 33rd Street, 14th Floor
New York, New York  10286
Attention:  Corporate Trust Department


___________________________,
 as Collateral Interest Holder

___________________________
___________________________
Attention: __________________


___________________________,
 as Agent

___________________________
___________________________
Attention: __________________


     Re:  First USA Credit Card Master Trust, Series 1999-A Certificates

Ladies and Gentlemen:

     Pursuant to subsection 4.15(a) of the Series 1999-A Supplement, dated as of June 25, 1999 to the Pooling and Servicing Agreement, dated as of September 1, 1992 each by and between First USA Bank, National Association, a national banking association, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee (terms defined therein being used herein as therein defined), the Seller hereby irrevocably requests a Certificate Principal Balance Increase as follows:

     1. The requested aggregate amount of such Class A Principal Balance Increase is $_____________.

2. The requested aggregate amount of such Class B Principal Balance Increase is $_____________.

3. The requested aggregate amount of such Collateral Principal Balance Increase is $_____________.

4. Such Certificate Principal Balance Increase is requested to be made on ______________, the Increase Date.

5. Proceeds of such Certificate Principal Balance Increase shall be remitted on the applicable Increase Date in immediately available funds to [specify payment instructions].


                                    Very truly yours,


                                    FIRST USA BANK, NATIONAL ASSOCIATION
                                     as Transferor


                                    By:_______________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT F
                                                                       ---------

          FORM OF CERTIFICATE PRINCIPAL BALANCE INCREASE CONFIRMATION
          -----------------------------------------------------------

                                    [Date]



The Bank of New York (Delaware),
 as Trustee
c/o The Bank of New York
450 West 33rd Street, 14th Floor
New York, New York  10286
Attention: Corporate Trust Department


Re:  First USA Credit Card Master Trust, Series 1999-A Certificates
     --------------------------------------------------------------

Ladies and Gentlemen:

     Pursuant to subsection 4.15(b) of the Series 1999-A Supplement, dated as of June 25, 1999 to the Pooling and Servicing Agreement, dated as of September 1, 1992, each by and between First USA Bank, National Association, a national banking association, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee (terms defined therein being used herein as therein defined), the undersigned hereby advise the Trustee that on the [_________] Increase Date a Class A Certificate Principal Balance Increase in the aggregate amount of $__________, a Class B Certificate Principal Balance Increase in the aggregate amount of $________, and a Collateral Principal Balance Increase in the aggregate amount of $__________ were made by the undersigned.

                                    Very truly yours,

                                    FIRST USA BANK, NATIONAL ASSOCIATION
                                     as Transferor


                                    By: ________________________________
                                        Name:
                                        Title:

                                    __________________________________
                                     as Collateral Interest Holder


                                    By:_______________________________
                                       Name:
                                       Title:


                                    __________________________________
                                     as Certificate Agent


                                    By:_______________________________
                                       Name:
                                       Title:





    [Signature Page to Certificate Principal Balance Increase Confirmation]

                                                                       EXHIBIT G
                                                                       ---------

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

                     ______________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1999-A

                     ______________________________________

                      Monthly Period:           ________
                      Distribution Date:        ________
                      Transfer Date:            ________


Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1999-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1.  The total amount of the distribution to
         Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                            Class A..................................__________
                            Class B..................................__________
                            Collateral Invested Amount...............__________

     2.  The amount of the distribution
         in respect of interest on the Certificates, per $1,000 original certificate principal amount:

                            Class A..................................__________
                            Class B..................................__________
                            Collateral Invested Amount...............__________

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             SERIES 1999-A
Page 2

     3.  The amount of the distribution
         in respect of principal on the Certificates, per $1,000 original certificate principal amount:

                            Class A..................................__________
                            Class B..................................__________
                            Collateral Invested Amount...............__________

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.  Allocation of Principal Receivables.
         -----------------------------------

         The aggregate amount of Allocations of Principal
         Receivables processed during the Monthly Period which were allocated in respect of the Certificates:

                            Class A..................................$_________
                            Class B..................................$_________
                            Collateral Invested Amount...............$_________
                            Total....................................$
                                                                      =========

     2.  Allocation of Finance Charge Receivables.
         -----------------------------------------

         The aggregate amount of Allocations of Finance
         Charge Receivables processed during the Monthly
         Period which were allocated in respect of the Certificates:

                            Class A..................................$_________
                            Class B..................................$_________
                            Collateral Invested Amount...............$_________
                            Total....................................$
                                                                      =========

     3.  Principal Receivables / Investor Percentages.
         --------------------------------------------

         (a)  The aggregate amount of Principal Receivables
              in the Trust as of the last day of the Monthly
              Period.................................................__________

         (b) Invested Amount as of the last day of the preceding month:

                            Class A..................................$_________
                            Class B..................................$_________
                            Collateral Invested Amount...............$_________
                            Total....................................$
                                                                      =========

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             SERIES 1999-A
Page 3

          (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3.(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3.(a) above

                            Class A..................................$_________
                            Class B..................................$_________
                            Collateral Invested Amount...............$_________
                            Total....................................$
                                                                      =========

          (d)  During the Amortization Period or any Partial
               Amortization Period: The Invested Amount as of __________ (the last day of the Revolving Period):

                            Class A..................................$_________
                            Class B..................................$_________
                            Collateral Invested Amount...............$_________
                            Total....................................$
                                                                      =========

          (e)  The Fixed/Floating Allocation Percentage: The
               Invested Amount set forth in paragraph 3.(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3.(a) above:

                            Class A..................................$_________
                            Class B..................................$_________
                            Collateral Invested Amount...............$_________
                            Total....................................$
                                                                      =========

     4.  Delinquent Balances.
         -------------------

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period:

                         a.  35 - 64 days............................$_________
                         b.  65 - 94 days............................$_________
                         c.  95 - 124 days...........................$_________
                         d.  125 - 154 days..........................$_________
                         e.  155 or more days........................$_________

                                    Total............................$
                                                                      =========

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             SERIES 1999-A
Page 4

     5.   Monthly Investor Default Amount.
          -------------------------------

          (a)  The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible during the Monthly Period allocable to the Invested
               Amount (the aggregate "Investor Default
               Amount"):

                            Class A Investor Default Amt.............$_________
                            Class B Investor Default Amt.............$_________
                            Collateral Investor Default Amt..........$_________

                            Investor Default Amt (Total).............$
                                                                      =========

     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          ----------------------------------------------------

          (a)  The aggregate amount of Class A Investor Charge-
               Offs and the reductions in the Class B Invested
               Amount and the Collateral Interest Amount:

                            Class A..................................$_________
                            Class B..................................$_________
                            Collateral Invested Amount...............$_________
                            Total....................................$
                                                                      =========

          (b)  The aggregate amount of Class A Investor Charge-
               Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Interest Amount:

                            Class A..................................$_________
                            Class B..................................$_________
                            Collateral Invested Amount...............$_________
                            Total....................................$
                                                                      =========

     7.  Investor Servicing Fee.
         ----------------------

         (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period:

                            Class A..................................$_________
                            Class B..................................$_________
                            Collateral Invested Amount...............$_________
                            Total....................................$
                                                                      =========

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             SERIES 1999-A
page 5


     8.   Reallocated Principal Collections.
          ---------------------------------

          (a) The amount of Reallocated Collateral Interest and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default
              Amounts or Investor Charge-Offs for the prior month:

                            Class B..................................$_________
                            Collateral Invested Amount...............$_________
                            Total....................................$
                                                                      =========

     9.   Collateral Invested Amount.
          --------------------------

          The amount of the Collateral Invested Amount as of the
          close of business on the related Distribution Date.........__________

     10.  The Net Portfolio Yield.
          -----------------------

          The Net Portfolio Yield for the related Monthly Period.....__________

     11.  The Base Rate.
          -------------

          The Base Rate for the related Monthly Period...............__________

     12.  Amortization Period.
          -------------------

          Amortization Period Commencement Date......................__________